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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )

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/ /	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12
BIOSITE DIAGNOSTICS INCORPORATED
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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BIOSITE DIAGNOSTICS INCORPORATED
11030 Roselle Street
San Diego, CA 92121
(858) 455-4808

May 9, 2001

Dear Stockholder:

    You are cordially invited to attend the Annual Meeting of Stockholders which will be held on June 14, 2001 at 9:00 a.m., at the Biosite Diagnostics' Corporate Offices, 11030 Roselle Street, San Diego, California.

    The formal notice of the Annual Meeting and the Proxy Statement have been made a part of this invitation.

    After reading the Proxy Statement, please mark, date, sign and return, at an early date, the enclosed proxy in the prepaid envelope to ensure that your shares will be represented. YOUR SHARES CANNOT BE VOTED UNLESS YOU SIGN, DATE AND RETURN THE ENCLOSED PROXY OR ATTEND THE ANNUAL MEETING IN PERSON.

    A copy of the Company's Annual Report to Stockholders is also enclosed.

    The Board of Directors and Management look forward to seeing you at the meeting.

                      Sincerely yours,

                      Kim D. Blickenstaff
                       President, Chief Executive Officer,
                      Secretary and Treasurer

Biosite Diagnostics Incorporated

Notice of Annual Meeting of Stockholders

to be held June 14, 2001

    The Annual Meeting of Stockholders of Biosite Diagnostics Incorporated (the "Company") will be held at Biosite Diagnostics' Corporate Offices, 11030 Roselle Street, San Diego, California, on June 14, 2001, at 9:00 a.m., for the following purposes:

  1.
  To elect two Class I directors.

  2.
  To consider and vote upon a proposal to amend and restate the Company's 1996 Stock Incentive Plan.

  3.
  To consider and vote upon a proposal to amend and restate the Company's Employee Stock Purchase Plan.

  4.
  To consider and vote upon a proposal to amend the Company's Restated Certificate of Incorporation to change the name from "Biosite Diagnostics Incorporated" to "Biosite Incorporated."

  5.
  To ratify the selection of Ernst & Young LLP as the Company's independent auditors.

  6.
  To transact such other business as may properly come before the Annual Meeting and any adjournment of the Annual Meeting.

    The Board of Directors has fixed the close of business on April 20, 2001, as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. A complete list of stockholders entitled to vote will be available at the Secretary's office, 11030 Roselle Street, San Diego, California, for ten days before the meeting.

    WHETHER YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING OR NOT, WE URGE YOU TO MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY.

                      By order of the Board of Directors.

                      Kim D. Blickenstaff
                       President, Chief Executive Officer,
                      Secretary and Treasurer

May 9, 2001

Biosite Diagnostics Incorporated

PROXY STATEMENT

    This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Biosite Diagnostics Incorporated, a Delaware corporation ("Biosite" or the "Company"), with principal executive offices at 11030 Roselle Street, San Diego, California 92121, of proxies in the accompanying form to be used at the Annual Meeting of Stockholders to be held at Biosite Diagnostics' Corporate Offices, 11030 Roselle Street, San Diego, California, on June 14, 2001, at 9:00 a.m., and any adjournment of the Annual Meeting (the "Annual Meeting"). The shares represented by the proxies received in response to this solicitation and not revoked will be voted at the Annual Meeting. A proxy may be revoked at any time before it is exercised by filing with the Secretary of the Company a written revocation or a duly executed proxy bearing a later date or by voting in person at the Annual Meeting. On the matters coming before the Annual Meeting for which a choice has been specified by a stockholder by means of the ballot on the proxy, the shares will be voted accordingly. If no choice is specified, the shares will be voted FOR the election of the two nominees for Class I director listed in this Proxy Statement and FOR approval of proposals 2, 3, 4 and 5 described in the Notice of Annual Meeting and in this Proxy Statement.

    Stockholders of record at the close of business on April 20, 2001 are entitled to notice of and to vote at the Annual Meeting. As of the close of business on such date, the Company had 14,194,697 shares of Common Stock outstanding and entitled to vote. Each holder of Common Stock is entitled to one vote for each share held as of the record date.

    Directors are elected by a plurality vote. Proposals 2, 3 and 5 will be decided by the affirmative vote of a majority of shares present in person or represented by proxy and entitled to vote on each such matter. Proposal 4 will be decided by the affirmative vote of a majority of the outstanding shares of the Company. Abstentions with respect to any matter are treated as shares present or represented and entitled to vote on that matter and thus have the same effect as negative votes. If shares are not voted by the broker who is the record holder of the shares, or if shares are not voted in other circumstances in which proxy authority is defective or has been withheld with respect to any matter, these non-voted shares are not deemed to be present or represented for purposes of determining whether stockholder approval of that matter has been obtained.

    The expense of printing and mailing proxy materials will be borne by the Company. In addition to the solicitation of proxies by mail, solicitation may be made by certain directors, officers and other employees of the Company by personal interview, telephone or telegraph. No additional compensation will be paid to such persons for such solicitation. The Company will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation materials to beneficial owners of the Company's Common Stock. The Company has retained Georgeson & Co. to assist in the solicitation of proxies at a cost of approximately $6,000.

    This Proxy Statement and the accompanying form of proxy are being mailed to stockholders on or about May 9, 2001.

IMPORTANT

  Whether you intend to be present at the Annual Meeting or not, we urge you to mark, date and sign the enclosed proxy and return it at your earliest convenience in the enclosed postage-prepaid return envelope. This will not limit your rights to attend or vote at the Annual Meeting.

PROPOSAL 1
ELECTION OF DIRECTORS

    The Company has three classes of directors serving staggered three-year terms. Each Class consists of two directors. Two Class I directors are to be elected at the Annual Meeting for a term of three years expiring at the Annual Meeting in 2004 or until each such director's successor shall have been elected and qualified. The other directors of the Company will continue in office for their existing terms, which expire in 2002 and 2003 for Class II and Class III directors, respectively. Shares represented by the enclosed proxy cannot be voted for a greater number of persons than the number of nominees named.

Composition of Board of Directors

    Unless authority to vote for directors is withheld, it is intended that the shares represented by the enclosed proxy will be voted for the election of Lonnie M. Smith and Timothy J. Wollaeger as Class I directors. The nominees have been nominated as Class I directors by the Company's Board of Directors. In the event any of such nominees becomes unable or unwilling to accept nomination or election, the shares represented by the enclosed proxy will be voted for the election of the balance of those named and such other nominees as the Board of Directors may select. The Board of Directors has no reason to believe that any such nominee will be unable or unwilling to serve. There are no family relationships among any of the directors or executive officers of the Company.

    Set forth below is information regarding the two nominees for Class I director and the continuing directors of Class II and Class III, including information furnished by them as to their principal occupations at present and for the past five years, certain directorships held by each, their ages as of April 20, 2001 and the year in which each became a director of the Company.

Name	Age
CLASS I
Lonnie M. Smith	56

Mr. Smith joined the Board of Directors in October 1997. Mr. Smith is Chief Executive Officer of Intuitive Surgical Inc., a surgical device company. From 1982 to February 1997, he served as Senior Executive Vice President in charge of healthcare for Hillenbrand Industries, Inc. ("Hillenbrand"), a diversified public holding company. Mr. Smith was a director of Hillenbrand from 1981 to February 1997. He had been employed by Hillenbrand or its subsidiaries in various offices since 1976. Mr. Smith received a B.S. in Electrical Engineering from Utah State University and an M.B.A. from Harvard Business School.
Timothy J. Wollaeger	57

Mr. Wollaeger has served as Chairman of the Board of Directors since the Company's inception. He is the general partner of Kingsbury Associates, L.P., a venture capital firm he founded in December 1993. From May 1990 until December 1993, he was Senior Vice President and a director of Columbia Hospital Corporation (now HCA Healthcare Corporation). From October 1986 until July 1993, he was a general partner of the general partner of Biovest Partners, a seed venture capital firm ("Biovest"). He is a director of Aurora Biosciences, Inc. and a founder and director of several privately held medical products companies. Mr. Wollaeger received a B.A. in Economics from Yale University and an M.B.A. from Stanford University.

CLASS II
Anthony DeMaria, M.D.	58

Dr. DeMaria joined the Board of Directors in June 1998. Dr. DeMaria is Professor of Medicine and Chief, division of cardiology at University of California, San Diego, School of Medicine. Prior to joining the University of California in 1992, Dr. DeMaria was Director of the Kentucky Heart Institute. Prior to joining the Kentucky Heart Institute, he held key management positions at the University of Kentucky College of Medicine and the University of California, Davis, School of Medicine. In 1988, Dr. DeMaria served as president of the American College of Cardiology and he is past president of the American Society of Echocardiography. Dr. DeMaria received a B.S. from College of the Holy Cross, and his M.D. from New Jersey College of Medicine.
Howard E. Greene, Jr.	58

Mr. Greene joined the Board of Directors in June 1989. Mr. Greene is an entrepreneur who founded, managed and financed a series of medical technology companies during the past 20 years. From September 1987 to July 1996, Mr. Greene was the founding Chief Executive Officer of Amylin Pharmaceuticals, Inc., a biotechnology company developing drug candidates for treating diabetes ("Amylin"). From October 1986 until July 1993, Mr. Greene was a founding general partner of Biovest. He was Chief Executive Officer of Hybritech Incorporated ("Hybritech") from March 1979 until its acquisition by Eli Lilly & Co. in March 1986, and was co-inventor of Hybritech's patented monoclonal antibody assay technology. Prior to joining Hybritech, he was an executive with the medical diagnostics division of Baxter Healthcare Corporation from 1974 to 1979, and a consultant with McKinsey & Company from 1967 to 1974. He is Chairman of the Board of Epimmune Inc., and a director of Amylin and The International Biotechnology Trust plc, a British biotechnology investment company. Mr. Greene received an M.B.A. from Harvard University.
CLASS III
Kim D. Blickenstaff	48

Mr. Blickenstaff, a founder of the Company, has been a director and President, Chief Executive Officer, Treasurer and Secretary since April 1988. Mr. Blickenstaff is also a director of Micro Therapeutics Incorporated, MediSpectra Inc., Amira Medical and ProDuct Health Inc. Prior to joining Biosite, he held various positions in finance, operations, research management, sales management, strategic planning and marketing with Baxter Travenol, National Health Laboratories and Hybritech. Mr. Blickenstaff holds an M.B.A. from the Graduate School of Business, Loyola University, Chicago.
Gunars E. Valkirs, Ph.D.	49

Dr. Valkirs, a founder of Biosite and a co-inventor of certain of its proprietary technology, has been a director, Vice President, Research and Development and Chief Technical Officer since 1988 and is currently Vice President, Biosite Discovery, a responsibility he assumed in March 1999. Prior to forming Biosite, he was a Scientific Investigator with the Diagnostics Research & Development Group at Hybritech, where he was the primary inventor of Hybritech's patented ICON technology. Dr. Valkirs holds a Ph.D. in Physics from the University of California San Diego.

    The Board of Directors held 5 meetings during the 2000 fiscal year. All directors then in office attended at least 75% of the aggregate number of meetings of the Board and of the Committees on which such directors served.

    The Board of Directors has appointed a Compensation Committee, a Nominating Committee, an Employee Stock Option Committee and an Audit Committee.

    The current members of the Compensation Committee are Lonnie M. Smith and Timothy J. Wollaeger. The Compensation Committee held 2 meetings during the 2000 fiscal year. The Compensation Committee's functions are to determine and supervise compensation to be paid to officers and directors of the Company and to assist in the administration of, and grant options under, the Amended and Restated 1996 Stock Incentive Plan, to assist in the administration of the Amended and Restated 1989 Stock Plan and the Amended and Restated Employee Stock Purchase Plan and to assist in the implementation of, and provide recommendations with respect to, general and specific compensation policies and practices of the Company. See "Report to Stockholders on Executive Compensation."

    The current members of the Nominating Committee are Kim D. Blickenstaff and Timothy J. Wollaeger. The Nominating Committee held no meetings during the 2000 fiscal year. The Nominating Committee's function is to select and nominate individuals to fill vacancies in the Company's Board of Directors. The Nominating Committee will not consider nominees recommended by security holders.

    The sole member of the Employee Stock Option Committee is Kim D. Blickenstaff. The Employee Stock Option Committee acted by unanimous written consent 27 times during the 2000 fiscal year. The Employee Stock Option Committee's functions are to assist in the administration of, and grant options under, the Company's Amended and Restated 1996 Stock Incentive Plan with respect to employees and consultants who are not officers or directors of the Company.

    The current members of the Audit Committee are Howard E. Greene, Jr., Lonnie M. Smith and Timothy J. Wollaeger. The Audit Committee held 3 meetings during the 2000 fiscal year. The Audit Committee's functions are to review the scope of the annual report, monitor the independent auditor's relationship with the Company, advise and assist the Board of Directors in evaluating the auditor's report, supervise the Company's financial and accounting organization and financial reporting and nominate for stockholder approval at the annual meeting, with the approval of the Board of Directors, a firm of certified public accountants whose duty it is to audit the financial records of the Company for the fiscal year for which it is appointed. See "Audit Committee Report to Stockholders."

The Board of Directors recommends a vote FOR the Class I director nominees listed above.

STOCK OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

    The following table sets forth information as of March 31, 2001, regarding beneficial ownership of the Company's Common Stock by (i) each director and nominee for director, (ii) each of the Company's officers and former officers named in the Summary Compensation Table set forth herein, (iii) all directors and executive officers of the Company as a group and (iv) each person who is known by the Company to beneficially own more than 5% of the Company's Common Stock. Except as otherwise indicated and subject to applicable community property laws, each person has sole investment and voting power with respect to the shares shown. Ownership information is based upon information furnished by the respective individuals or entities, as the case may be.

	Shares Beneficially Owned	Percent Beneficially Owned
Kopp Investment Advisers, Inc.(1) 7701 France Avenue South Suite 500 Edina, MN 55435	2,630,700	18.6%
William Blair & Company, L.L.C.(2) 222 West Adams Street 34th Floor Chicago, IL 60606	750,910	5.3%
AIM Management Group, Inc.(3) 11 Greenway Plaza Suite 100 Houston, TX 77046	763,390	5.4%
Kim D. Blickenstaff(4)	457,638	3.2%
Gunars E. Valkirs, Ph.D.(4)(5)	439,942	3.1%
Kenneth F. Buechler, Ph.D.(4)(6)	435,441	3.0%
Howard E. Greene, Jr.(4)(7)	304,426	2.1%
Thomas M. Watlington(4)(8)	182,820	1.3%
Christopher J. Twomey(4)(9)	183,035	1.3%
Timothy J. Wollaeger(4)(10)	97,766	*
Lonnie Smith(4)	12,615	*
Anthony DeMaria, M.D.(4)	13,245	*
All directors and executive officers as a group (13 persons)(11)	2,276,086	15.2%

*
Less than 1%

(1)
Pursuant to its Schedule 13G/A dated January 31, 2001, Kopp Investment Advisors, Inc. ("KIA") reported the beneficial ownership of 2,630,700 shares of Company Common Stock and stated that such shares are held in a fiduciary or representative capacity by KIA. KIA reports that it has sole voting power as to 647,500 shares. Sole dispositive power as to 500,000 shares and shared dispositive power is to 2,130,700 shares. LeRoy C. Kopp owns 100% of the outstanding stock of Kopp Holding Company, of which KIA is a wholly-owned subsidiary.

(2)
Pursuant to its Schedule 13G/A dated February 14, 2001, William Blair & Company, LLC reported beneficial ownership of 750,910 shares of the Company Common Stock. It has sole voting power as to 105,615 shares and sole dispositive power as to 750,910 shares.

(3)
Pursuant to its Schedule 13G dated February 9, 2001, AIM Management Group, Inc. ("AIM") reported beneficial ownership of 763,390 shares on behalf of itself and its wholly-owned subsidiaries, AIM Advisors, Inc. and AIM Capital Management, Inc. The Schedule 13G states that AIM has sole voting and dispositive power over these shares.

(4)
The amounts shown include shares which may be acquired currently or within 60 days after March 31, 2001, through the exercise of stock options as follows: Mr. Blickenstaff, 139,698 shares; Dr. Valkirs, 127,013 shares; Dr. Buechler, 108,610 shares; Mr. Greene, 6,107 shares; Mr. Watlington, 170,798 shares; Mr. Twomey, 90,223 shares; Mr. Wollaeger, 6,107 shares; Mr. Smith, 12,615 shares; and Dr. DeMaria, 13,245 shares.

(5)
Includes 312,144 shares held of record by the Valkirs Family Trust as to which Dr. Valkirs has shared voting and investment power and 785 shares held by a family member as to which Dr. Valkirs has shared voting and investment power.

(6)
Includes 326,831 shares held in a trust for the benefit of Dr. Buechler's family as to which Dr. Buechler has shared voting and investment power.

(7)
Includes 298,319 shares held in a trust for the benefit of Mr. Greene's family as to which Mr. Greene has shared voting and investment power.

(8)
Includes 300 shares held in trust for the benefit of Mr. Watlington's niece over which Mr. Watlington has voting and investment power.

(9)
Includes 740 shares held by a family member as to which Mr. Twomey has shared voting and investment power.

(10)
Includes 91,659 shares held in trust for the benefit of Mr. Wollaeger's family as to which Mr. Wollaeger has shared voting and investment power.

(11)
Includes as outstanding an aggregate of 804,070 shares which may be acquired currently or within 60 days after March 31, 2001 pursuant to the exercise of options. Also includes 1,030,038 shares held by family trusts for the benefit of family members of directors and executive officers as to which such directors and executive officers have shared voting and investment power.

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

    Information is set forth below concerning the annual and long-term compensation for services in all capacities to the Company for the fiscal years ended December 31, 1998, 1999 and 2000 of those persons who were at December 31, 2000 (i) the Chief Executive Officer and (ii) the other four most highly compensated executive officers of the Company whose salary and bonus exceeded $100,000 (the "Named Executive Officers").

Summary Compensation Table

		Annual Compensation			Long-Term Compensation Awards
Name and Principal Position	Year	Salary ($)(1)	Bonus ($)	Other Annual Compensation ($)(2)	Securities Underlying Options (#)
Kim D. Blickenstaff President and Chief Executive Officer	2000 1999 1998	$287,500 241,364 217,121	$227,711 13,915 68,740	$1,535 1,717 1,927	100,000 100,000 100,000
Kenneth F. Buechler, Ph.D. Vice President, Research and Development	2000 1999 1998	218,750 191,364 165,970	176,691 90,700 72,220	1,245 1,430 1,528	75,000 75,000 75,500
Thomas M. Watlington Senior Vice President, Commercial Operations	2000 1999 1998	232,418 220,515 199,408	107,941 40,056 16,753	2,239 540 638	50,000 50,000 50,000
Gunars E. Valkirs, Ph.D. Vice President, Biosite Discovery	2000 1999 1998	218,750 192,515 171,697	99,309 50,000 92,220	1,337 1,511 1,661	75,000 75,000 75,000
Christopher J. Twomey Vice President of Finance and Chief Financial Officer	2000 1999 1998	178,000 156,955 139,985	131,985 37,383 18,500	367 426 303	50,000 50,000 50,000

(1)
Includes amounts deferred by each individual under the Company's 401(k) Plan.

(2)
Except where noted amounts represent payments on behalf of each individual for group term life insurance and separate term life insurance.

Stock Options

    The following tables summarize option grants and exercises during fiscal 2000 to or by the Chief Executive Officer and the Named Executive Officers and the value of the options held by such persons at the end of fiscal 2000. The Company has not granted any Stock Appreciation Rights.

Option Grants in Fiscal 2000

					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(4)
		% of Total Options Granted to Employees in Fiscal Year(2)
	Number of Securities Underlying Options Granted(#)(1)
			Exercise or Base Price ($/Sh)(3)
				Expiration Date
Name					5% ($)	10% ($)
Kim D. Blickenstaff	100,000	9.01	$31.625	6/2/2010	1,988,879	5,040,211
Kenneth F. Buechler, Ph.D	75,000	6.76	$31.625	6/2/2010	1,491,659	3,780,158
Thomas M. Watlington	50,000	4.50	$31.625	6/2/2010	994,440	2,520,105
Gunars E. Valkirs, Ph.D	75,000	6.76	$31.625	6/2/2010	1,491,659	3,780,158
Christopher J. Twomey	50,000	4.50	$31.625	6/2/2010	994,440	2,520,105

(1)
These options vest daily over a four-year period commencing on the date of grant, except that no options are exercisable for the first six months after the date of grant. The number of shares which have vested under an option grant is determined by ascertaining the number of days subsequent to the date of the option grant, multiplying that number of days by the number of shares subject to the option grant, and in turn multiplying that product by 0.000684931 (one divided by the product of 365 days and four years).

(2)
The Company granted to employees options to acquire 1,110,253 shares of the Company's Common Stock in 2000.

(3)
The exercise price of each option was equal to 100% of the fair market value of the Common Stock on the date of grant.

(4)
The potential realizable value of each grant of options has been calculated, pursuant to the regulations promulgated by the Securities and Exchange Commission, assuming that the market price of the Common Stock appreciates in value from the date of grant to the end of the option term at the annualized rates of 5% and 10%, respectively. These values do not represent the Company's estimate or projection of future Common Stock value. There can be no assurance that any of the value reflected in the table will be achieved.

Aggregated Option Exercises in Fiscal 2000 and Value of Options
At End of Fiscal 2000

			Number of Securities Underlying Unexercised Options at End of Fiscal 2000 (#)
				Value of Unexercised In-the-Money Options at End of Fiscal 2000($)(1)
	Shares Acquired on Exercise (#)
		Value Realized ($)
Name			Exercisable/Unexercisable	Exercisable/Unexercisable
Kim D. Blickenstaff	168,199	3,737,056	107,890 / 182,111	2,695,107 / 3,557,055
Thomas M. Watlington	3,550	60,794	157,191 / 90,759	4,908,144 / 1,770,209
Gunars E. Valkirs	90,961	1,860,088	103,403 / 136,336	2,704,037 / 2,660,844
Kenneth F. Buechler	117,964	2,220,646	85,000 / 136,336	2,179,562 / 2,660,844
Christopher J. Twomey	47,125	869,516	74,318 / 91,057	1,963,219 / 1,778,570

(1)
Calculated on the basis of the fair market value of the underlying securities at December 31, 2000 ($40.4375) minus the exercise price.

Compensation Committee Interlocks and Insider Participation

    The members of the Company's Compensation Committee during 2000 were Lonnie M. Smith and Timothy J. Wollaeger. There were no interlocks or other relationships among the Company's executive officers and directors that are required to be disclosed under applicable executive compensation disclosure regulations.

Compensation of Directors

    In 2000, outside directors of the Company received from $1,000 to $2,500 for each Board Meeting attended and from $650 to $1,250 for each committee meeting attended. Directors were also reimbursed for their expenses for each meeting attended. Directors are eligible to participate in the Amended and Restated 1996 Stock Incentive Plan. In February 1997, the Board of Directors approved an annual grant to each non-employee director of 2,500 non-qualified stock options under the Stock Plan. Additionally, in May 1998, the Board of Directors approved a grant of 10,000 non-qualified stock options under the Amended and Restated 1996 Stock Incentive Plan to Anthony DeMaria. In April 2001, the Board of Directors approved an increase in the annual grant to each non-employee director to 5,000 non-qualified options under the Stock Plan. These options vest daily over a four-year period commencing on the date of grant, and vested options are exercisable commencing on the date of the grant.

    Under the Amended and Restated 1996 Stock Incentive Plan, directors may elect to defer their fees until they terminate service with the Board of Directors. The deferred fees shall be deemed invested in Company Common Stock and will be paid in cash in a lump sum or installments as determined by the Company. Under this arrangement, Howard E. Greene, Jr. has deferred fees equivalent to 1,629.62 stock units as of the end of fiscal year 2000.

Pension and Long-Term Incentive Plans

    The Company has no pension or long-term incentive plans.

REPORT TO STOCKHOLDERS ON EXECUTIVE COMPENSATION

    This report on executive compensation is provided by the Compensation Committee of the Board of Directors, which is comprised of two non-employee directors (the "Compensation Committee" or the "Committee"), to assist stockholders in understanding the objectives and procedures used in establishing the compensation of the Company's executive officers and describes the basis on which 2000 compensation determinations were made by the Committee. In making its determinations, the Compensation Committee relied in part upon independent surveys and public disclosures of the compensation of management of companies in the medical device and biotechnology industries.

    It is the Company's policy generally to qualify compensation paid to executive officers for deductibility under section 162(m) of the Internal Revenue Code. Section 162(m) generally prohibits the Company from deducting the compensation of executive officers that exceeds $1,000,000 unless that compensation is based on the satisfaction of objective performance goals. The Company's Amended and Restated 1996 Stock Incentive Plan is structured to qualify awards under such plans as performance-based compensation and to maximize the tax deductibility of such awards. However, the Company reserves the discretion to pay compensation to its executive officers that may not be deductible.

Compensation Philosophy and Objectives

    The Compensation Committee believes that compensation of the Company's executive officers should:

  •
  encourage creation of stockholder value and achievement of strategic corporate objectives;

  •
  integrate compensation with the Company's annual and long-term corporate objectives and strategy, and focus executive behavior on the fulfillment of those objectives;

  •
  provide a competitive total compensation package that enables the Company to attract and retain, on a long-term basis, high caliber personnel;

  •
  provide total compensation opportunity that is competitive with companies in the biotechnology industry, taking into account relative company size, performance and geographic location, as well as individual responsibilities and performance; and

  •
  align the interests of management and stockholders and enhance stockholder value by providing management with longer-term incentives through equity ownership.

Key Elements of Executive Compensation

    Executive officer compensation is based primarily on the Company's achievement of certain business objectives, as well as individual contribution and achievement of individual business objectives by each of such officers. Corporate and individual objectives are established at the beginning of each fiscal year. Performance by the Company and executive officers is measured by reviewing and determining if the corporate and individual objectives have been accomplished. Currently, the Company's compensation structure for executive officers includes a combination of base salary, cash bonuses and stock options.

    Base Salary.  Salary levels are largely determined through comparisons with companies of similar headcount and market capitalizations or complexity in the medical device and biotechnology industries. Actual salaries are based on individual performance contributions within a competitive salary range for each position that is established through job evaluation of responsibilities and market comparisons. The Compensation Committee, on the basis of its knowledge of executive compensation in the industry, believes that the Company's salary levels for the executive officers are at a level that the Committee, at the time such salary determinations were made, considered to be reasonable and necessary given the

Company's financial resources and the stage of its development. In April of 2000, the Compensation Committee set annual salaries for 2000. The Compensation Committee reviews salaries on an annual basis. At an annual review, the Compensation Committee may increase each executive officer's salary based on the individual's contributions and responsibilities over the prior 12 months and expectations for the next 12 months.

    Bonus.  The Committee may award bonuses throughout the year based on the Company's achievements and the individual's contributions to those achievements, if it deems such an award to be appropriate. Based on the Company's achievement of a number of key objectives in 2000 that were important for the continued growth and development of the Company, including financial performance, the achievement of product development milestones and the initiation and continuation of corporate collaborations, the Committee awarded cash bonuses in 2000 to certain officers.

    Stock Options.  Long-term incentives are provided by means of periodic grants of stock options. The Company's Amended and Restated 1996 Stock Incentive Plan is administered by the Compensation Committee. The Committee believes that by granting executive officers an opportunity to obtain and increase their personal ownership of Company stock, the best interests of stockholders and executives will be more closely integrated. The options have exercise prices equal to fair market value on the date of grant, vest over a four-year period, and expire ten years from the date of grant. Vesting ceases should the executive leave the Company's employ. These vesting provisions of the option plan serve to retain qualified employees, providing continuing benefits to the Company beyond those achieved in the year of grant. Therefore, executive officers, as well as employees, independent contractors and advisors who perform services for the Company, are eligible to receive stock options periodically at the discretion of the Committee. Consideration is given to the executive officer's performance against the accomplishment of corporate objectives, to comparisons with other medical device and biotechnology companies at similar stages of development as determined by independent surveys and the Committee's knowledge of industry practice, to the number of options previously granted to each executive officer and to the extent of vesting of options and/or restricted stock previously awarded to each executive officer.

Chief Executive Officer Compensation

    The salary paid to Kim D. Blickenstaff, the Company's President and Chief Executive Officer, was $287,500 in 2000. In establishing Mr. Blickenstaff's salary base, the Committee recognized Mr. Blickenstaff's efforts in advancing the development and growth of the Company and the corporate objectives achieved. The Committee determined that the accomplishments were critical to the Company's future growth and enhancement of stockholder value and, accordingly, determined to compensate Mr. Blickenstaff for his efforts on behalf of the Company. In addition, the Compensation Committee took into consideration salary levels of chief executive officers at companies with similar headcount and market capitalizations or complexity in the medical device and biotechnology industries. Mr. Blickenstaff was also eligible for, and received, a bonus in 2000 based on the level of the Company's sales and operating income.

    Mr. Blickenstaff is a member of the Board of Directors, but did not participate in matters involving the evaluation of his own performance or the setting of his own compensation.

    The foregoing report has been furnished by the Compensation Committee of the Board of Directors and shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this report by reference and shall not otherwise be deemed filed under such Acts.

                      Timothy J. Wollaeger, Chairman
                      Lonnie M. Smith

AUDIT COMMITTEE REPORT TO STOCKHOLDERS

    The Audit Committee of the Board of Directors of Biosite Diagnostics Incorporated operates under a written charter adopted by the Board of Directors, which is attached to this Proxy as Exhibit A. The members of the Audit Committee are Howard E. Greene, Jr., Lonnie M. Smith and Timothy J. Wollaeger. All members of the Audit Committee meet the independence standards of Rule 4200(a)(15) of the National Association of Securities Dealers listing requirements. In accordance with its written charter, the Audit Committee assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of Biosite Diagnostics Incorporated.

    In discharging its oversight responsibility as to the audit process, the Audit Committee obtained from the independent accountants a formal written statement describing all relationships between the accountants and Biosite Diagnostics Incorporated that might bear on the accountants' independence consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees." The Audit Committee discussed with the independent accountants any relationships that may impact their objectivity and independence and satisfied itself as to that firm's independence.

    The Audit Committee discussed and reviewed with the independent accountants all communications required by generally accepted accounting standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees." In addition, the Audit Committee, with and without management present, discussed and reviewed the scope, plan and results of the independent accountants' examination of the financial statements. The discussion regarding the financial statements included a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgements and the clarity of disclosures.

    Based upon Audit Committee's discussion with management and the independent accountants and the Audit Committee's review of the representation of management and the report of the independent accountants to the Audit Committee, the Audit Committee recommended to the Board of Directors that Biosite Diagnostics Incorporated include the audited financial statements in its Annual Report on Form 10-K for the year ended December 31, 2000 for filing with the Securities and Exchange Commission. The Audit Committee also recommended the reappointment, subject to stockholder approval, of the independent accountants and the Board of Directors concurred in such recommendation.

    The foregoing report has been furnished by the Audit Committee of the Board of Directors and shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this report by reference, and shall not otherwise be deemed filed under such Acts.

                      Howard E. Greene, Jr.
                      Lonnie M. Smith
                      Timothy J. Wollaeger

STOCK PRICE PERFORMANCE GRAPH

    The following graph illustrates a comparison of the cumulative total stockholder return (change in stock price plus reinvested dividends) of the Company's Common Stock with the Center for Research in Securities Prices ("CRSP") Total Return Index for The Nasdaq Stock Market (U.S. and Foreign) (the "Nasdaq Composite Index") and the S&P Medical Products & Supplies Index (the "S&P Medical Products Index") since February 12, 1997 (the effective date of the Company's initial public offering). The comparisons in the graph are required by the Securities and Exchange Commission and are not intended to forecast or be indicative of possible future performance of the Company's Common Stock.

	02/12/97	06/30/97	12/31/97	06/30/98	12/31/98	06/30/99	12/31/99	06/30/00	12/29/00
Biosite	$100.00	$70.09	$66.36	$82.24	$91.13	$75.70	$119.63	$360.28	$302.34
Nasdaq Composite	100.00	106.35	115.78	138.76	160.37	196.80	298.97	291.57	180.54
S&P Medical Products*	100.00	109.63	114.73	144.67	164.00	170.88	151.02	184.67	216.60

*
Information provided by FactSet Research.

    Assumes a $100 investment on February 12, 1997 in each of the Company's Common Stock, the securities comprising the Nasdaq Composite Index and the securities comprising the S&P Medical Products Index.

CERTAIN RELATIONSHIP AND RELATED TRANSACTIONS

    In April 1997, the Company loaned Mr. Blickenstaff, a director and President, Chief Executive Officer, Secretary and Treasurer of the Company, $150,000. The promissory note bore interest at 6.39% and was due on April 2, 2002. The note was secured by 50,000 shares of Company Common Stock owned by Mr. Blickenstaff. Mr. Blickenstaff repaid the loan and all accrued but unpaid interest in February 2000.

    The Company believes that the foregoing transaction was in its best interests. As a matter of policy this transaction was, and all future transactions between the Company and its officers, directors or principal stockholders will be, approved by a majority of the independent and disinterested members of the Board of Directors, on terms no less favorable to the Company than could be obtained from unaffiliated third parties and in connection with bona fide business purposes of the Company.

PROPOSAL 2
APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE
BIOSITE DIAGNOSTICS INCORPORATED STOCK INCENTIVE PLAN

    The 1996 Stock Incentive Plan (the "1996 Plan") was originally adopted by the Board of Directors on December 5, 1996, to be effective December 1, 1996, and was approved by the stockholders in December 1996. The 1996 Plan was amended by the Board of Directors and the Company's stockholders in each of 1998, 1999 and 2000 to reserve an additional 500,000, 1,000,000 and 1,000,000 shares, respectively, for issuance under the plan. In addition, on April 20, 1999, the Board of Directors amended the plan to remove provisions permitting the repricing of options at lower exercise prices. The 1996 Plan replaced the Company's 1989 Stock Plan. Awards are currently made under the 1996 Plan. Awards previously made under the 1989 Stock Plan, however, continue to be administered in accordance with the 1989 Stock Plan. On January 19, 2001, the Board of Directors amended and restated the plan (as amended and restated, the "Stock Incentive Plan") to reserve an additional 1,000,000 shares for issuance, subject to approval by the Company's stockholders at the Annual Meeting.

    The full text of the Stock Incentive Plan, substantially in the form in which it will take effect if approved by the Company's stockholders, is set forth in Exhibit B to this Proxy Statement. The following summary of the principal features of the Stock Incentive Plan is subject to, and qualified in its entirety by, Exhibit B.

Description of the Stock Incentive Plan

  Purpose

    The purpose of the Stock Incentive Plan is to promote the interests of the Company and its stockholders by encouraging key individuals to acquire stock or to increase their proprietary interest in the Company. By providing the opportunity to acquire stock or receive other incentives, the Company seeks to attract and retain those key employees upon whose judgment, initiative and leadership the success of the Company largely depends. The Company's Board of Directors believes that the Stock Incentive Plan constitutes an important means of compensating key employees.

  Shares Subject to the Stock Incentive Plan

    The total number of restricted shares, stock units, options and stock appreciation rights ("SARs") available for grant under the Stock Incentive Plan is 4,400,000 (which number includes the 1,000,000 share increase that stockholders are being asked to approve), increased by the amount of all remaining shares available for grant under the 1989 Stock Plan as of December 1, 1996 and subject to anti-dilution adjustments. If any restricted shares, stock units, options or SARs are forfeited, or if options or SARs terminate for any other reason prior to exercise (other than the exercise of a related SAR or option, and including any forfeiture or termination under the 1989 Stock Plan), then they again become available for awards under the Stock Incentive Plan.

  Outstanding Grants

    As of March 31, 2001, an aggregate of 1,758.20 stock units and 2,889,053 options were outstanding under the 1989 Stock Plan and the 1996 Plan (collectively, the "Plan"). As of March 31, 2001, approximately 304 employees and 4 directors were eligible to participate in the Plan. On March 31, 2001, the closing price of the Company's Common Stock on the Nasdaq National Market was $37.50 per share. Of the options granted, 1,745,847 have been exercised. As of March 31, 2001, an aggregate of 3,199,677 shares are authorized, but unissued under the Plan.

    As of March 31, 2001, the following persons or groups had in total received restricted stock, stock units and/or options under the Plan: (i) the Chief Executive Officer and Named Executive Officers: Mr. Blickenstaff 528,200 shares, Mr. Watlington 255,000 shares, Dr. Valkirs 375,700 shares, Dr. Buechler 375,700 shares, and Mr. Twomey 260,300 shares; (ii) all current executive officers of the Company as a group: 2,102,650 shares; (iii) all current directors who are not executive officers as a group: 57,500 shares; (iv) the nominees for Class I director: Mr. Smith 17,500 shares and Mr. Wollaeger 10,000 shares; (v) each associate of any of such current directors, executive officers or nominees: 0; (vi) each person who has received five percent of options granted other than those included above: 0; and (vii) all employees and consultants of the Company: 5,623,928 shares.

  Administration

    The Stock Incentive Plan is administered by the Board of Directors or its delegate. The Board, or its delegate, selects the employees of the Company who will receive awards, determines the size of any award and establishes any vesting or other conditions. Employees, directors, consultants and advisors of the Company (or any subsidiary of the Company) are eligible to participate in the Stock Incentive Plan, although incentive stock options may be granted only to employees. No individual may receive options or stock appreciation rights ("SARs") covering more than 250,000 shares in any calendar year. The participation of the outside directors of the Company is limited to 20% of shares available under the Stock Incentive Plan.

    The Stock Incentive Plan provides for awards in the form of restricted shares, stock units, options or SARs, or any combination thereof. No payment is required upon receipt of an award, except that a recipient of newly issued restricted shares must pay the par value of such restricted shares to the Company.

  Restricted Stock

    Restricted shares are shares of Common Stock that are subject to repurchase by the Company at the employee's purchase price in the event that the applicable vesting conditions are not satisfied, and they are nontransferable prior to vesting (except for certain transfers to a trust). Restricted shares have the same voting and dividend rights as other shares of Common Stock.

  Stock Units

    A stock unit is an unfunded bookkeeping entry representing the equivalent of one share of Common Stock, and is nontransferable prior to the holder's death. A holder of a stock unit has no voting rights or other privileges as a stockholder but may be entitled to receive dividend equivalents equal to the amount of dividends paid on the same number of shares of Common Stock. Dividend equivalents may be converted into additional stock units or settled in the form of cash, Common Stock or a combination of both. Stock units, when vested, may be settled by distributing shares of Common

Stock or by a cash payment corresponding to the fair market value of an equivalent number of shares of Common Stock, or a combination of both. Vested stock units will be settled at the time determined by the Compensation Committee. If the time of settlement is deferred, interest or additional dividend equivalents may be credited on the deferred payment.

    The recipient of restricted shares or stock units may pay all projected withholding taxes relating to the award with Common Stock rather than cash.

  Options

    Options may include nonstatutory stock options ("NSOs") as well as incentive stock options ("ISOs") intended to qualify for special tax treatment. The term of an ISO cannot exceed 10 years (five years for 10% stockholders), and the exercise price of an ISO must be equal to or greater than the fair market value of the Common Stock on the date of grant (or 110% of fair market value at the date of grant for 10% stockholders). The exercise price of an NSO must be equal to or greater than the par value of the Common Stock on the date of grant.

    The exercise price of an option may be paid in any lawful form permitted by the Compensation Committee, including (without limitation) the surrender of shares of Common Stock or restricted shares already owned by the optionee. The Compensation Committee may likewise permit optionees to satisfy their withholding tax obligation upon exercise of an NSO by surrendering a portion of their option shares to the Company. The Stock Incentive Plan also allows the optionee to pay the exercise price of an option by giving "exercise/sale" or "exercise/pledge" directions. If exercise/sale directions are given, a number of option shares sufficient to pay the exercise price and any withholding taxes is issued directly to a securities broker selected by the Company who, in turn, sells these shares in the open market. The broker remits to the Company the proceeds from the sale of these shares, and the optionee receives the remaining option shares. If exercise/pledge directions are given, the option shares are issued directly to a securities broker or other lender selected by the Company. The broker or other lender will hold the shares as security and will extend credit for up to 50% of their market value. The loan proceeds will be paid to the Company to the extent necessary to pay the exercise price and any withholding taxes. Any excess loan proceeds may be paid to the optionee. If the loan proceeds are insufficient to cover the exercise price and withholding taxes, the optionee will be required to pay the deficiency to the Company at the time of exercise.

  Stock Appreciation Rights

    Stock appreciation rights, ("SARs"), permit the participant to elect to receive any appreciation in the value of the underlying stock from the Company, either in shares of Common Stock or in cash or a combination of the two, with the Compensation Committee having the discretion to determine the form in which such payment will be made. The amount payable on exercise of an SAR is measured by the difference between the market value of the underlying stock at exercise and the exercise price. SARs may, but need not, be granted in conjunction with options. Upon exercise of an SAR granted in tandem with an option, the corresponding portion of the related option must be surrendered and cannot thereafter be exercised. Conversely, upon exercise of an option to which an SAR is attached, the SAR may no longer be exercised to the extent that the corresponding option has been exercised. All options and SARs are nontransferable prior to the optionee's death.

  Vesting

    The Compensation Committee determines the number of restricted shares, stock units, options or SARs to be included in the award as well as the vesting and other conditions. The vesting conditions may be based on the employee's service, his or her individual performance, the Company's performance or other appropriate criteria. In general, the vesting conditions will be based on the employee's service after the date of grant. Vesting may be accelerated in the event of the employee's death, disability or retirement or in the event of a change in control with respect to the Company.

  Other Provisions

    For purposes of the Stock Incentive Plan, the term "change in control" is defined as any one of the following: (i) any person is or becomes the beneficial owner, directly or indirectly, of at least 50% of the combined voting power of the Company's outstanding securities ordinarily having the right to vote at elections of directors; (ii) approval by the stockholders of the Company of a merger or consolidation of the Company with or into another corporation or entity or any other corporate reorganization in which over 50% of the combined voting power of the continuing or surviving entity immediately after the merger, consolidation or reorganization is owned by persons who were not stockholders of the Company immediately prior to the merger, consolidation or reorganization; or (iii) a change in the composition of the Board of Directors in which fewer than half of the incumbent directors had been directors 24 months prior to the change or were elected or nominated with the affirmative votes of directors 24 months prior to the change.

    Awards under the Stock Incentive Plan may provide that if any payment (or transfer) by the Company to a recipient would be nondeductible by the Company for federal income tax purposes, then the aggregate present value of all such payments (or transfers) will be reduced to an amount which maximizes such value without causing any such payment (or transfer) to be nondeductible.

Federal Income Tax Consequences

    The following discussion of the federal income tax consequences of the Stock Incentive Plan as it relates to share awards, nonqualified stock options and incentive stock options is intended to be a summary of applicable federal law. State and local tax consequences may differ.

  Share Awards

    If a participant is awarded or purchases fully-vested shares, the amount by which the fair market value of the shares on the date of award or purchase exceeds the amount paid for the shares will be taxed to the participant as ordinary income. The Company will be entitled to a deduction in the same amount provided it includes the compensation element of the sale or award in income on the Form W-2 or Form 1099 issued to the participant. The participant's tax basis in the shares acquired is equal to the share's fair market value on the date of acquisition. Upon a subsequent sale of any shares, the participant will realize capital gain or loss (long-term or short-term, depending on whether the shares were held for more than one year before the sale) in an amount equal to the difference between his or her basis in the shares and the sale price.

    If a participant is awarded or purchases shares that are subject to a vesting schedule, the participant is deemed to receive an amount of ordinary income equal to the excess of the fair market value of the shares at the time they vest over the amount (if any) paid for such shares by the participant. The Company is entitled to a deduction equal to the amount of the income recognized by the participant, subject to the tax reporting requirements.

    Code Section 83(b) permits a participant to elect, within 30 days after the transfer of any shares subject to a vesting schedule to him or her, to be taxed at ordinary income rates on the excess of the fair market value of the shares at the time of the transfer over the amount (if any) paid by the participant for such shares. Withholding taxes apply at that time. If the participant makes a Section 83(b) election, any later appreciation in the value of the shares is not taxed as ordinary income, but instead is taxed as capital gain when the shares are sold or transferred.

  Options

    Incentive stock options and nonqualified stock options are treated differently for federal income tax purposes. Incentive stock options are intended to comply with the requirements of Section 422 of the Code. Nonqualified stock options need not comply with such requirements.

    An optionee is generally not taxed on the grant or exercise of an incentive stock option. The difference between the exercise price and the fair market value of the shares on the exercise date will, however, be a preference item for purposes of the alternative minimum tax. If an optionee holds the shares acquired upon exercise of an incentive stock option for at least two years following grant and at least one year following exercise, the optionee's gain, if any, upon a subsequent disposition of such shares is a capital gain (or loss). The measure of the gain is the difference between the proceeds received on disposition and the optionee's basis in the shares (which generally equals the exercise price). If an optionee disposes of stock acquired pursuant to exercise of an incentive stock option before satisfying the one and two-year holding periods described above, the optionee will recognize both ordinary income and capital gain (or loss) in the year of disposition. The amount of the ordinary income will be the lesser of (i) the amount realized on disposition less the optionee's adjusted basis in the stock (usually the option price) or (ii) the difference between the fair market value of the stock on the exercise date and the option price. The balance of the consideration received on such a disposition will be capital gain if the stock had been held for at least one year following exercise of the incentive stock option. The Company is not entitled to an income tax deduction on the grant or exercise of an incentive stock option or on the optionee's disposition of the shares after satisfying the holding period requirement described above. If the holding periods are not satisfied, the Company will be entitled to a deduction in the year the optionee disposes of the shares, in an amount equal to the ordinary income recognized by the optionee.

    An optionee is not taxed on the grant of a nonqualified stock option. On exercise, however, the optionee recognizes ordinary income equal to the difference between the option price and the fair market value of the shares on the date of exercise. The Company is entitled to an income tax deduction in the year of exercise in the amount recognized by the optionee as ordinary income. Any gain on subsequent disposition of the shares is a capital gain if the shares are held for at least one year following exercise. The Company does not receive a deduction for this gain.

Stock Incentive Plan Benefits

    The Board is authorized, within the provisions of the Stock Incentive Plan, to amend the terms of outstanding restricted shares or stock units, to modify or extend outstanding options or SARs or to exchange new options for outstanding options; provided, however, that such new or amended options must have the same or a higher aggregate exercise price than the outstanding options. Therefore, the benefits and amounts that will be received by each of the Named Executive Officers, the Named Executive Officers as a group and all other key employees are not determinable.

The Board of Directors recommends a vote FOR the adoption of the amendment and restatement of the Biosite Diagnostics Incorporated 1996 Stock Incentive Plan.

PROPOSAL 3
APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE
BIOSITE DIAGNOSTICS INCORPORATED EMPLOYEE STOCK PURCHASE PLAN

    In order to provide employees of the Company with an opportunity to purchase Common Stock at a discount through payroll deductions, the Board of Directors originally adopted the Biosite Diagnostics Incorporated Employee Stock Purchase Plan on December 5, 1996 under which 100,000 shares of Common Stock were reserved for issuance (subject to anti-dilution provisions). On February 27, 1998, the Board of Directors amended and restated the plan to reserve an additional

250,000 shares for issuance under the ESPP and to provide the Committee (as defined in the ESPP) with greater flexibility in the event there are insufficient shares to accommodate purchases during the following six month purchase period. On January 19, 2001, the Board of Directors amended and restated the plan (as amended and restated, the "ESPP"), subject to the approval of the Company's stockholders at the Annual Meeting, to reserve an additional 200,000 shares for issuance under the ESPP. As of March 31, 2001, an aggregate of 80,559 shares were available for issuance under the ESPP (which number does not include the 200,000 share increase that stockholders are being asked to approve).

    The full text of the ESPP, substantially in the form in which it will take effect if the ESPP is approved by the stockholders, is set forth in Exhibit C to this Proxy Statement. The following description of the ESPP is a summary only. It is subject to, and qualified in its entirety by, Exhibit C.

    Under the ESPP, an aggregate of 550,000 shares of Common Stock (which number includes the 200,000 share increase that stockholders are being asked to approve) have been reserved for issuance, subject to anti-dilution adjustments. Each regular full-time and part-time employee who works an average of over 20 hours per week will be eligible to participate in the ESPP at the beginning of the first participation period after the employee's date of hire. Eligible employees may elect to contribute up to 15% of their cash compensation during each six-month "purchase period," subject to certain statutory limits. Participants may withdraw their contributions at any time before the close of the purchase period.

    At the end of each purchase period, the Company will apply the amount contributed by the participant during that period to purchase shares of Company Common Stock, but not more than 2,500 shares. Shares of Company Common Stock are purchased for 85% of the lower of (i) the market price of Company Common Stock immediately before the beginning of the applicable "offering period" or (ii) the market price of Company Common Stock on the last business day of the purchase period. In general, each offering period is 24 months long, but a new offering period begins every six months. Thus, up to four overlapping periods may be in effect at the same time. If the market price of Company Common Stock is lower when a subsequent offering period begins, the subsequent offering period automatically becomes the applicable offering period. A participant cannot purchase Company Common Stock valued at greater than $25,000 in any one year (measured at the beginning of the offering periods). All expenses incurred in connection with the implementation and administration of the ESPP will be paid by the Company.

  Federal Income Tax Consequences

    The ESPP is intended to qualify as an "employee stock purchase plan" under section 423 of the Internal Revenue Code (the "Code"). No income is recognized by a participant at the time a right to purchase Company Common Stock is granted. Likewise, no taxable income is recognized at the time of the purchase, even though the purchase price reflects a discount from the market value of the shares at that time.

    A participant must recognize taxable income upon a disposition of shares acquired under the ESPP. The tax treatment may be more favorable if the disposition occurs after the holding-period requirements of section 423 have been satisfied. To satisfy the holding-period requirements of section 423, shares acquired under the Plan cannot be disposed of within two years after the first day of the offering period during which the shares are purchased. They also cannot be disposed of within one year after they are purchased.

    If the holding period is met, the participant recognizes ordinary income equal to the lower of (a) the excess of the fair market value of the shares on the date of the disposition over the actual purchase price or (b) 15% of the fair market value of the shares immediately before the applicable offering period. The Company will not be entitled to any deduction under these circumstances.

    The excess, if any, of the fair market value of the shares on the date of the disposition over the sum of the purchase price plus the amount of ordinary income recognized (as described above) will be taxed as a capital gain. If a taxable disposition produces a loss (i.e., the fair market value of the shares on the date of the disposition is less than the purchase price) and the disposition involves certain unrelated parties, then the loss will be a long-term capital loss.

    If the holding period is not met, the entire difference between the purchase price and the market value of the shares on the date of purchase will be taxed to the participant as ordinary income in the year of disposition. The Company will generally be entitled to a deduction for the same amount.

    The excess, if any, of the market value of the shares on the date of disposition over their market value on the date of purchase will be taxed as a capital gain (long term or short-term, depending on how long the shares have been held). If the value of the shares on the date of disposition is less than their value on the date of purchase, then the difference will result in a capital loss (long-term or short-term, depending upon the holding period), provided the disposition involves certain unrelated parties. Any such loss will not affect the ordinary income recognized upon the disposition.

The Board of Directors recommends a vote FOR the adoption of the amendment and restatement of the Biosite Diagnostics Incorporated Employee Stock Purchase Plan.

PROPOSAL 4
APPROVAL OF NAME CHANGE

    By resolution adopted April 2001, the Company's Board of Directors proposed the adoption by the Company's stockholders of an amendment of the Company's Restated Certificate of Incorporation, pursuant to which the Company's name would be changed from "Biosite Diagnostics Incorporated" to "Biosite Incorporated."

    The Company adopted its current name in 1988 in connection with its incorporation. Since that date, the Company has expanded and modified its corporate objectives and strategy. In view of the forgoing, the Board of Directors believes that a change of the Company's name to Biosite Incorporated would more appropriately reflect the Company's revised corporate objectives and strategy, and has accordingly directed that the proposed amendment of the Company's Restated Certificate of Incorporation be submitted to a vote of the stockholders at the Annual Meeting.

The Board of Directors recommends a vote FOR approval of the proposal to amend
Biosite Diagnostics Incorporated's Restated Certificate of Incorporation.

PROPOSAL 5
RATIFICATION OF INDEPENDENT AUDITORS

    The Board of Directors, upon recommendation of the Audit Committee, has appointed the firm of Ernst & Young LLP ("Ernst & Young") as the Company's independent auditors for the fiscal year ended December 31, 2001, subject to ratification by the stockholders. Representatives of Ernst & Young are expected to be present at the Company's Annual Meeting. They will have an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions.

Principal Accounting Firm Fees

    The following table sets for the aggregate fees billed to Biosite Diagnostics Incorporated for the fiscal year ended December 31, 2000 by our principal accounting firm, Ernst & Young LLP:

Audit Fees	$91,500	(a)
All Other Fees	$134,100	(b)(c)

(a)
Includes audit fees for the financial statements of Biosite Diagnostics Incorporated and fees related to the quarterly review.

(b)
Includes fees for tax-related services, registration statements and audit of the Company's 401(k) Savings Plan but does not include any financial information systems design and implementation services as no such services were provided.

(c)
The Audit Committee has considered whether the provision of these services is compatible with maintaining the principal accountants' independence.

The Board of Directors recommends a vote FOR ratification of the appointment of Ernst & Young LLP.

STOCKHOLDER PROPOSALS

    To be considered for inclusion in the proxy statement for presentation at the Annual Meeting of Stockholders to be held in 2002 a stockholder proposal must be received at the offices of the Company not later than December 10, 2001.

    If a stockholder wishes to have a proposal considered at the Annual Meeting of Stockholders to be held in 2002, but does not seek to have the proposal included in the Company's Proxy Statement and form of Proxy for that meeting, and if the stockholder does not notify the Company of the proposal no less than 50 days nor more than 75 days prior to the date of the Annual Meeting of Stockholders to be held in 2002, then the persons appointed as proxies by management may use their discretionary voting authority to vote on the proposal when the proposal is considered at the Annual Meeting of Stockholders to be held in 2002, even though there is no discussion of the proposal in the Proxy Statement for that meeting; provided, however, that if less than 65 days' notice or prior public disclosure of the date of the Annual Meeting is given or made to stockholders, a stockholder will have until the 15th day following the day on which such notice of the date of the Annual Meeting was mailed or public disclosure of the meeting date was given to notify the Company of the proposal before the persons appointed as proxies may use their discretionary voting authority to vote on such proposal. It is recommended that stockholders submitting proposals or notices of proposal direct them to the Secretary of the Company and utilize Certified Mail-Return Receipt Requested. Stockholders' proposals should be submitted to the Company's office at 11030 Roselle Street, San Diego, CA 92121.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Under Section 16(a) under the Securities Exchange Act of 1934, as amended the Company's directors, executive officers, and any persons holding more than 10% of the Company's Common Stock are required to report their initial ownership of the Company's Common Stock and any subsequent changes in that ownership to the SEC. Specific due dates for these reports have been established and the Company is required to identify in this Proxy Statement those persons who failed to timely file these reports.

    The following individuals failed to filed on a timely basis reports required by Section 16(a) during the 2000 fiscal year:

  •
  Dr. Buechler, Vice President, Research, of the Company, reported an exercise of 5,921 options from an exercise in October of 2000 on a Form 4 that was filed with the SEC on December 7, 2000.

OTHER MATTERS

    The Board of Directors knows of no other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in accordance with the judgment of the persons voting the proxies.

    Any stockholder or stockholder's representative who, because of a disability, may need special assistance or accommodation to allow him or her to participate at the Annual Meeting may request reasonable assistance or accommodation from the Company by contacting Biosite Diagnostics Incorporated, 11030 Roselle Street, San Diego, California, 92121, (858) 455-4808. To provide the Company sufficient time to arrange for reasonable assistance or accommodation, please submit all requests by May 24, 2001.

    Whether you intend to be present at the Annual Meeting or not, we urge you to return your signed proxy promptly.

                      By order of the Board of Directors.

                      Kim D. Blickenstaff
                       President, Chief Executive Officer,
                      Secretary and Treasurer

EXHIBIT A

AUDIT COMMITTEE CHARTER

    The Audit Committee shall be established by the Board of Directors to assist the Board in monitoring the integrity of the Company's financial statements, the compliance by the Company with legal and regulatory requirements and the independence and performance of the Company's external auditors.

    The Audit Committee shall consist of at least three members of the Board, each of whom shall meet the independence and experience requirements of applicable laws and regulations. The members of the Audit Committee shall be appointed by the Board.

    The Audit Committee shall make regular reports to the Board.

    The Audit Committee shall:

  •
  Review the annual audited financial statements with management, including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Company's financial statements.

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  Review with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements.

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  Review with management and the independent auditor the Company's quarterly financial statements prior to their release.

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  Meet periodically with management to review the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

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  Review major changes to the Company's accounting principles and practices as suggested by the independent auditor or management.

  •
  Recommend to the Board the appointment of the independent auditor, which firm is ultimately accountable to the Audit Committee and the Board.

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  Approve the fees to be paid to the independent auditor.

  •
  Receive periodic reports from the independent auditor regarding the auditor's independence, discuss such reports with the auditor, and if so determined by the Audit Committee, recommend that the Board take appropriate action to satisfy itself of the independence of the auditor.

  •
  Evaluate together with the Board the performance of the independent auditor and, if so determined by the Audit Committee, recommend that the Board replace the independent auditor.

  •
  Meet with the independent auditor prior to the audit to review the planning, scope and staffing of the audit.

  •
  Obtain from the independent auditor assurance that Section 10A of the Private Securities Litigation Reform Act of 1995 has not been implicated.

  •
  Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

A-1

  •
  Review with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the Company's responses to that letter. Such review should include:

  —
  Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information.

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  Any changes required in the planned scope of the audit.

  —
  The audit budget and staffing.

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  Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

  •
  Review with the Company's management legal matters that may have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

  •
  Meet at least annually with the chief financial officer and the independent auditor in separate executive sessions.

    The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

    While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations.

    The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board.

A-2

EXHIBIT B

BIOSITE DIAGNOSTICS INCORPORATED

AMENDED AND RESTATED
STOCK INCENTIVE PLAN

ARTICLE 1  INTRODUCTION.

    The Plan was adopted by the Board on December 5, 1996, and was approved by the Company's stockholders on December 6, 1996. The Plan is effective December 1, 1996. However, Articles 7, 8 and 9 shall not apply prior to the Company's initial public offering. On February 27, 1998, the Plan was amended by the Board to increase the number of shares under the Plan. The Plan was amended again on March 26, 1999, January 28, 2000 and January 19, 2001, to increase the number of shares under the Plan and on April 20, 1999, to remove provisions permitting the repricing of options at lower exercise prices.

    The purpose of the Plan is to promote the long-term success of the Company and the creation of stockholder value by (a) encouraging Key Employees to focus on critical long-range objectives, (b) encouraging the attraction and retention of Key Employees with exceptional qualifications and (c) linking Key Employees directly to stockholder interests through increased stock ownership. The Plan seeks to achieve this purpose by providing for Awards in the form of Restricted Shares, Stock Units, Options (which may constitute incentive stock options or nonstatutory stock options) or stock appreciation rights.

    The Plan shall be governed by, and construed in accordance with, the laws of the State of California.

ARTICLE 2  ADMINISTRATION.

    2.1  Committee Composition.  The Plan shall be administered by the Committee. Except as provided below, the Committee shall consist exclusively of directors of the Company, who shall be appointed by the Board. In addition, the composition of the Committee shall satisfy:

      (a) Such requirements, if any, as the Securities and Exchange Commission may establish for administrators acting under plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act; and

      (b) Such requirements as the Internal Revenue Service may establish for outside directors acting under plans intended to qualify for exemption under section 162(m)(4)(C) of the Code.

The Board may act on its own behalf with respect to Outside Directors and may also appoint one or more separate committees composed of one or more officers of the Company who need not be directors of the Company and who need not satisfy the foregoing requirements, who may administer the Plan with respect to Key Employees who are not "covered employees" under section 162(m)(3) of the Code and who are not required to report pursuant to § 16(a) of the Exchange Act.

    2.2  Committee Responsibilities.  The Committee shall (a) select the Key Employees who are to receive Awards under the Plan, (b) determine the type, number, vesting requirements and other features and conditions of such Awards, (c) interpret the Plan and (d) make all other decisions relating to the operation of the Plan. The Committee may adopt such rules or guidelines as it deems appropriate to implement the Plan. The Committee's determinations under the Plan shall be final and binding on all persons.

ARTICLE 3  SHARES AVAILABLE FOR GRANTS.

    3.1  Basic Limitation.  Common Shares issued pursuant to the Plan may be authorized but unissued shares or treasury shares. The aggregate number of Common Shares available for Restricted Shares, Stock Units, Options and SARs awarded under the Plan shall not exceed 4,400,000. Of the Common Shares available hereunder, no more than 20% in aggregate shall be available with respect to Outside Directors. The limitation of this Section 3.1 shall be subject to adjustment pursuant to Article 10. The number of Common Shares available under this Plan shall be increased by unexercised or forfeited Common Shares under the Company's 1989 Stock Plan.

    3.2  Additional Shares.  If Stock Units, Options or SARs are forfeited or if Options or SARs terminate for any other reason before being exercised, then the corresponding Common Shares shall again become available for Awards under the Plan. If Restricted Shares are forfeited before any dividends have been paid with respect to such Shares, then such Shares shall again become available for Awards under the Plan. If Stock Units are settled, then only the number of Common Shares (if any) actually issued in settlement of such Stock Units shall reduce the number available under Section 3.1 and the balance shall again become available for Awards under the Plan. If SARs are exercised, then only the number of Common Shares (if any) actually issued in settlement of such SARs shall reduce the number available under Section 3.1 and the balance shall again become available for Awards under the Plan.

    3.3  Dividend Equivalents.  Any dividend equivalents distributed under the Plan shall not be applied against the number of Restricted Shares, Stock Units, Options or SARs available for Awards, whether or not such dividend equivalents are converted into Stock Units.

ARTICLE 4  ELIGIBILITY.

    4.1  General Rules.  Only Key Employees (including, without limitation, independent contractors who are not members of the Board) shall be eligible for designation as Participants by the Committee.

    4.2  Outside Directors.  The Committee may provide that the NSOs that otherwise would be granted to an Outside Director under this Plan shall instead be granted to an affiliate of such Outside Director. Such affiliate shall then be deemed to be an Outside Director for purposes of the Plan, provided that the service-related vesting and termination provisions pertaining to the NSOs shall be applied with regard to the service of the Outside Director.

    4.3  Incentive Stock Options.  Only Key Employees who are common-law employees of the Company, a Parent or a Subsidiary shall be eligible for the grant of ISOs. In addition, a Key Employee who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company or any of its Parents or Subsidiaries shall not be eligible for the grant of an ISO unless the requirements set forth in section 422(c)(6) of the Code are satisfied.

ARTICLE 5  OPTIONS.

    5.1  Stock Option Agreement.  Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The Stock Option Agreement shall specify whether the Option is an ISO or an NSO. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical. Options may be granted in consideration of a cash payment or in consideration of a reduction in the Optionee's other compensation. A Stock Option Agreement may provide that a new Option will be granted automatically to the Optionee when he or she exercises a prior Option and pays the Exercise Price in the form described in Section 6.2.

    5.2  Number of Shares.  Each Stock Option Agreement shall specify the number of Common Shares subject to the Option and shall provide for the adjustment of such number in accordance with Article 10. Options granted to any Optionee in a single calendar year shall in no event cover more than 250,000 Common Shares, subject to adjustment in accordance with Article 10.

    5.3  Exercise Price.  Each Stock Option Agreement shall specify the Exercise Price; provided that the Exercise Price under an ISO shall in no event be less than 100% of the Fair Market Value of a Common Share on the date of grant and the Exercise Price under an NSO shall in no event be less than the par value of the Common Shares subject to such NSO. In the case of an NSO, a Stock Option Agreement may specify an Exercise Price that varies in accordance with a predetermined formula while the NSO is outstanding, provided that prior to the Company's initial public offering, the NSO Exercise Price shall be at least 85% (110% for 10% shareholders) of the Fair Market Value of a Common Share of Stock on the date of grant.

    5.4  Exercisability and Term.  Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable, provided that prior to the Company's initial public offering, Options shall become exercisable pursuant to a schedule providing for at least 20% vesting per year over a five-year period (or, in the case of performance options, to the extent permitted under applicable regulations of the California Department of Corporations). The Stock Option Agreement shall also specify the term of the Option; provided that the term of an ISO shall in no event exceed 10 years from the date of grant. A Stock Option Agreement may provide for accelerated exercisability in the event of the Optionee's death, disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee's service. Notwithstanding the foregoing, no Options may be accelerated prior to the Company's initial public offering.

    Options may be awarded in combination with SARs, and such an Award may provide that the Options will not be exercisable unless the related SARs are forfeited. NSOs may also be awarded in combination with Restricted Shares or Stock Units, and such an Award may provide that the NSOs will not be exercisable unless the related Restricted Shares or Stock Units are forfeited.

    Prior to the Company's initial public offering, Options must be exercised within 30 days of the termination of employment (six months for termination on account of death or disability).

    5.5  Effect of Change in Control.  The Committee may determine, at the time of granting an Option or thereafter, that such Option shall become fully exercisable as to all Common Shares subject to such Option in the event that a Change in Control occurs with respect to the Company.

    5.6  Modification or Assumption of Options.  Within the limitations of the Plan, the Committee may modify, extend or assume outstanding options or may accept the cancellation of outstanding options (whether granted by the Company or by another issuer) in return for the grant of new options for the same or a different number of shares and at the same or different exercise price; provided, however, that with respect to the shares subject to the new Option, there shall be no decrease in the aggregate exercise price of such shares, determined on an adjusted basis. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, alter or impair his or her rights or obligations under such Option.

    5.7  Other Requirements Prior to Company's Initial Public Offering.  Prior to the Company's initial public offering, Optionees shall receive Company financial statements at least annually.

ARTICLE 6  PAYMENT FOR OPTION SHARES.

    6.1  General Rule.  The entire Exercise Price of Common Shares issued upon exercise of Options shall be payable in cash at the time when such Common Shares are purchased, except as follows:

      (a) In the case of an ISO granted under the Plan, payment shall be made only pursuant to the express provisions of the applicable Stock Option Agreement. The Stock Option Agreement may specify that payment may be made in any form(s) described in this Article 6.

      (b) In the case of an NSO, the Committee may at any time accept payment in any form(s) described in this Article 6.

    6.2  Surrender of Stock.  To the extent that this Section 6.2 is applicable, payment for all or any part of the Exercise Price may be made with Common Shares which have already been owned by the Optionee for more than six months. Such Common Shares shall be valued at their Fair Market Value on the date when the new Common Shares are purchased under the Plan.

    6.3  Exercise/Sale.  To the extent that this Section 6.3 is applicable, payment may be made by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Common Shares and to deliver all or part of the sales proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

    6.4  Exercise/Pledge.  To the extent that this Section 6.4 is applicable, payment may be made by the delivery (on a form prescribed by the Company) of an irrevocable direction to pledge Common Shares to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

    6.5  Promissory Note.  To the extent that this Section 6.5 is applicable, payment may be made with a full-recourse promissory note; provided that the par value of the Common Shares shall be paid in cash.

    6.6  Other Forms of Payment.  To the extent that this Section 6.6 is applicable, payment may be made in any other form that is consistent with applicable laws, regulations and rules.

ARTICLE 7  STOCK APPRECIATION RIGHTS.

    7.1  SAR Agreement.  Each grant of an SAR under the Plan shall be evidenced by an SAR Agreement between the Optionee and the Company. Such SAR shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various SAR Agreements entered into under the Plan need not be identical. SARs may be granted in consideration of a reduction in the Optionee's other compensation.

    7.2  Number of Shares.  Each SAR Agreement shall specify the number of Common Shares to which the SAR pertains and shall provide for the adjustment of such number in accordance with Article 10. SARs granted to any Optionee in a single calendar year shall in no event pertain to more than 250,000 Common Shares, subject to adjustment in accordance with Article 10.

    7.3  Exercise Price.  Each SAR Agreement shall specify the Exercise Price. An SAR Agreement may specify an Exercise Price that varies in accordance with a predetermined formula while the SAR is outstanding.

    7.4  Exercisability and Term.  Each SAR Agreement shall specify the date when all or any installment of the SAR is to become exercisable. The SAR Agreement shall also specify the term of the SAR. An SAR Agreement may provide for accelerated exercisability in the event of the Optionee's death, disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee's service. SARs may also be awarded in combination with Options, Restricted Shares or Stock Units, and such an Award may provide that the SARs will not be exercisable unless the related Options, Restricted Shares or Stock Units are forfeited. An SAR may be included in an ISO only at the time of grant but may be included in an NSO at the time of grant or thereafter. An SAR granted under the Plan may provide that it will be exercisable only in the event of a Change in Control.

    7.5  Effect of Change in Control.  The Committee may determine, at the time of granting an SAR or thereafter, that such SAR shall become fully exercisable as to all Common Shares subject to such SAR in the event that a Change in Control occurs with respect to the Company.

    7.6  Exercise of SARs.  The exercise of an SAR shall be subject to the restrictions imposed by Rule 16b-3 (or its successor) under the Exchange Act, if applicable. If, on the date when an SAR expires, the Exercise Price under such SAR is less than the Fair Market Value on such date but any portion of such SAR has not been exercised or surrendered, then such SAR shall automatically be deemed to be exercised as of such date with respect to such portion. Upon exercise of an SAR, the Optionee (or any person having the right to exercise the SAR after his or her death) shall receive from the Company (a) Common Shares, (b) cash or (c) a combination of Common Shares and cash, as the Committee shall determine. The amount of cash and/or the Fair Market Value of Common Shares received upon exercise of SARs shall, in the aggregate, be equal to the amount by which the Fair Market Value (on the date of surrender) of the Common Shares subject to the SARs exceeds the Exercise Price.

    7.7  Modification or Assumption of SARs.  Within the limitations of the Plan, the Committee may modify, extend or assume outstanding SARs or may accept the cancellation of outstanding SARs (whether granted by the Company or by another issuer) in return for the grant of new SARs for the same or a different number of shares and at the same or a different exercise price. The foregoing notwithstanding, no modification of an SAR shall, without the consent of the Optionee, alter or impair his or her rights or obligations under such SAR.

ARTICLE 8  RESTRICTED SHARES AND STOCK UNITS.

    8.1  Time, Amount and Form of Awards.  Awards under the Plan may be granted in the form of Restricted Shares, in the form of Stock Units, or in any combination of both. Restricted Shares or Stock Units may also be awarded in combination with NSOs or SARs, and such an Award may provide that the Restricted Shares or Stock Units will be forfeited in the event that the related NSOs or SARs are exercised.

    8.2  Payment for Awards.  To the extent that an Award is granted in the form of newly issued Restricted Shares, the Award recipient, as a condition to the grant of such Award, shall be required to pay the Company in cash an amount equal to the par value of such Restricted Shares. To the extent that an Award is granted in the form of Restricted Shares from the Company's treasury or in the form of Stock Units, no cash consideration shall be required of the Award recipients.

    8.3  Vesting Conditions.  Each Award of Restricted Shares or Stock Units shall become vested, in full or in installments, upon satisfaction of the conditions specified in the Stock Award Agreement. A Stock Award Agreement may provide for accelerated vesting in the event of the Participant's death, disability or retirement or other events. The Committee may determine, at the time of making an Award or thereafter, that such Award shall become fully vested in the event that a Change in Control occurs with respect to the Company.

    8.4  Form and Time of Settlement of Stock Units.  Settlement of vested Stock Units may be made in the form of (a) cash, (b) Common Shares or (c) any combination of both, as determined by the Committee. The actual number of Stock Units eligible for settlement may be larger or smaller than the number included in the original Award, based on predetermined performance factors. Methods of converting Stock Units into cash may include (without limitation) a method based on the average Fair Market Value of Common Shares over a series of trading days. Vested Stock Units may be settled in a lump sum or in installments. The distribution may occur or commence when all vesting conditions applicable to the Stock Units have been satisfied or have lapsed, or it may be deferred to any later date. The amount of a deferred distribution may be increased by an interest factor or by dividend equivalents. Until an Award of Stock Units is settled, the number of such Stock Units shall be subject to adjustment pursuant to Article 10.

    8.5  Death of Recipient.  Any Stock Units Award that becomes payable after the recipient's death shall be distributed to the recipient's beneficiary or beneficiaries. Each recipient of a Stock Units Award under the Plan shall designate one or more beneficiaries for this purpose by filing the prescribed form with the Company. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Award recipient's death. If no beneficiary was designated or if no designated beneficiary survives the Award recipient, then any Stock Units Award that becomes payable after the recipient's death shall be distributed to the recipient's estate.

    8.6  Creditors' Rights.  A holder of Stock Units shall have no rights other than those of a general creditor of the Company. Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Stock Award Agreement.

ARTICLE 9  VOTING AND DIVIDEND RIGHTS.

    9.1  Restricted Shares.  The holders of Restricted Shares awarded under the Plan shall have the same voting, dividend and other rights as the Company's other stockholders. A Stock Award Agreement, however, may require that the holders of Restricted Shares invest any cash dividends received in additional Restricted Shares. Such additional Restricted Shares shall be subject to the same conditions and restrictions as the Award with respect to which the dividends were paid. Such additional Restricted Shares shall not reduce the number of Common Shares available under Article 3.

    9.2  Stock Units.  The holders of Stock Units shall have no voting rights. Prior to settlement or forfeiture, any Stock Unit awarded under the Plan may, at the Committee's discretion, carry with it a right to dividend equivalents. Such right entitles the holder to be credited with an amount equal to all cash dividends paid on one Common Share while the Stock Unit is outstanding. Dividend equivalents may be converted into additional Stock Units. Settlement of dividend equivalents may be made in the form of cash, in the form of Common Shares, or in a combination of both. Prior to distribution, any dividend equivalents which are not paid shall be subject to the same conditions and restrictions as the Stock Units to which they attach.

ARTICLE 10  PROTECTION AGAINST DILUTION.

    10.1  Adjustments.  In the event of a subdivision of the outstanding Common Shares, a declaration of a dividend payable in Common Shares, a declaration of a dividend payable in a form other than Common Shares in an amount that has a material effect on the price of Common Shares, a combination or consolidation of the outstanding Common Shares (by reclassification or otherwise) into a lesser number of Common Shares, a recapitalization, a spinoff or a similar occurrence, the Committee shall make such adjustments as it, in its sole discretion, deems appropriate in one or more of (a) the number of Options, SARs, Restricted Shares and Stock Units available for future Awards under Article 3, (b) the limitations set forth in Sections 5.2 and 7.2, (c) the number of NSOs to be granted to Outside Directors under Section 4.2, (d) the number of Stock Units included in any prior Award which has not yet been settled, (e) the number of Common Shares covered by each outstanding Option and SAR or (f) the Exercise Price under each outstanding Option and SAR. Except as provided in this Article 10, a Participant shall have no rights by reason of any issue by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.

    10.2  Reorganizations.  In the event that the Company is a party to a merger or other reorganization, outstanding Options, SARs, Restricted Shares and Stock Units shall be subject to the agreement of merger or reorganization. Such agreement may provide, without limitation, for the assumption of outstanding Awards by the surviving corporation or its parent, for their continuation by the Company (if the Company is a surviving corporation), for accelerated vesting and accelerated expiration (provided the Company has previously had its initial public offering), or for settlement in cash.

ARTICLE 11  AWARDS UNDER OTHER PLANS.

    The Company may grant awards under other plans or programs. Such awards may be settled in the form of Common Shares issued under this Plan. Such Common Shares shall be treated for all purposes under the Plan like Common Shares issued in settlement of Stock Units and shall, when issued, reduce the number of Common Shares available under Article 3.

ARTICLE 12  PAYMENT OF DIRECTOR'S FEES IN SECURITIES.

    12.1  Effective Date.  No provision of this Article 12 shall be effective unless and until the Board has determined to implement such provision.

    12.2  Elections to Receive NSOs, Restricted Shares or Stock Units.  An Outside Director may elect to receive his or her annual retainer payments and meeting fees from the Company in the form of cash, NSOs, Restricted Shares, Stock Units, or a combination thereof, as determined by the Board. Such NSOs, Restricted Shares and Stock Units shall be issued under the Plan. An election under this Article 12 shall be filed with the Company on the prescribed form.

    12.3  Number and Terms of NSOs, Restricted Shares or Stock Units.  The number of NSOs, Restricted Shares or Stock Units to be granted to Outside Directors in lieu of annual retainers and meeting fees that would otherwise be paid in cash shall be calculated in a manner determined by the Board. The terms of such NSOs, Restricted Shares or Stock Units shall also be determined by the Board.

ARTICLE 13  LIMITATION ON RIGHTS.

    13.1  Retention Rights.  Neither the Plan nor any Award granted under the Plan shall be deemed to give any individual a right to remain an employee, consultant or director of the Company, a Parent or a Subsidiary. The Company and its Parents and Subsidiaries reserve the right to terminate the service of any employee, consultant or director at any time, with or without cause, subject to applicable laws, the Company's certificate of incorporation and by-laws and a written employment agreement (if any).

    13.2  Stockholders' Rights.  A Participant shall have no dividend rights, voting rights or other rights as a stockholder with respect to any Common Shares covered by his or her Award prior to the issuance of a stock certificate for such Common Shares. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date when such certificate is issued, except as expressly provided in Articles 8, 9 and 10.

    13.3  Regulatory Requirements.  Any other provision of the Plan notwithstanding, the obligation of the Company to issue Common Shares under the Plan shall be subject to all applicable laws, rules and regulations and such approval by any regulatory body as may be required. The Company reserves the right to restrict, in whole or in part, the delivery of Common Shares pursuant to any Award prior to the satisfaction of all legal requirements relating to the issuance of such Common Shares, to their registration, qualification or listing or to an exemption from registration, qualification or listing.

ARTICLE 14  LIMITATION ON PAYMENTS.

    14.1  Basic Rule.  Any provision of the Plan to the contrary notwithstanding, in the event that the independent auditors most recently selected by the Board (the "Auditors") determine that any payment or transfer by the Company under the Plan to or for the benefit of a Participant (a "Payment") would be nondeductible by the Company for federal income tax purposes because of the provisions concerning "excess parachute payments" in section 280G of the Code, then the aggregate present value of all Payments shall be reduced (but not below zero) to the Reduced Amount; provided that the Committee, at the time of making an Award under this Plan or at any time thereafter, may specify in writing that such Award shall not be so reduced and shall not be subject to this Article 14. For purposes of this Article 14, the "Reduced Amount" shall be the amount, expressed as a present value, which maximizes the aggregate present value of the Payments without causing any Payment to be nondeductible by the Company because of section 280G of the Code.

    14.2  Reduction of Payments.  If the Auditors determine that any Payment would be nondeductible by the Company because of section 280G of the Code, then the Company shall promptly give the Participant notice to that effect and a copy of the detailed calculation thereof and of the Reduced Amount, and the Participant may then elect, in his or her sole discretion, which and how much of the Payments shall be eliminated or reduced (as long as after such election the aggregate present value of the Payments equals the Reduced Amount) and shall advise the Company in writing of his or her election within 10 days of receipt of notice. If no such election is made by the Participant within such 10-day period, then the Company may elect which and how much of the Payments shall be eliminated or reduced (as long as after such election the aggregate present value of the Payments equals the Reduced Amount) and shall notify the Participant promptly of such election. For purposes of this Article 14, present value shall be determined in accordance with section 280G(d)(4) of the Code. All determinations made by the Auditors under this Article 14 shall be binding upon the Company and the Participant and shall be made within 60 days of the date when a Payment becomes payable or transferable. As promptly as practicable following such determination and the elections hereunder, the Company shall pay or transfer to or for the benefit of the Participant such amounts as are then due to him or her under the Plan and shall promptly pay or transfer to or for the benefit of the Participant in the future such amounts as become due to him or her under the Plan.

    14.3  Overpayments and Underpayments.  As a result of uncertainty in the application of section 280G of the Code at the time of an initial determination by the Auditors hereunder, it is possible that Payments will have been made by the Company which should not have been made (an "Overpayment") or that additional Payments which will not have been made by the Company could have been made (an "Underpayment"), consistent in each case with the calculation of the Reduced Amount hereunder. In the event that the Auditors, based upon the assertion of a deficiency by the Internal Revenue Service against the Company or the Participant which the Auditors believe has a high probability of success, determine that an Overpayment has been made, such Overpayment shall be treated for all purposes as a loan to the Participant which he or she shall repay to the Company, together with interest at the applicable federal rate provided in section 7872(f)(2) of the Code; provided, however, that no amount shall be payable by the Participant to the Company if and to the extent that such payment would not reduce the amount which is subject to taxation under section 4999 of the Code. In the event that the Auditors determine that an Underpayment has occurred, such Underpayment shall promptly be paid or transferred by the Company to or for the benefit of the Participant, together with interest at the applicable federal rate provided in section 7872(f)(2) of the Code.

    14.4  Related Corporations.  For purposes of this Article 14, the term "Company" shall include affiliated corporations to the extent determined by the Auditors in accordance with section 280G(d)(5) of the Code.

ARTICLE 15  WITHHOLDING TAXES.

    15.1  General.  To the extent required by applicable federal, state, local or foreign law, a Participant or his or her successor shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with the Plan. The Company shall not be required to issue any Common Shares or make any cash payment under the Plan until such obligations are satisfied.

    15.2  Share Withholding.  The Committee may permit a Participant to satisfy all or part of his or her withholding or income tax obligations by having the Company withhold all or a portion of any Common Shares that otherwise would be issued to him or her or by surrendering all or a portion of any Common Shares that he or she previously acquired. Such Common Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. Any payment of taxes by assigning Common Shares to the Company may be subject to restrictions, including any restrictions required by rules of the Securities and Exchange Commission.

ARTICLE 16  ASSIGNMENT OR TRANSFER OF AWARDS.

    16.1  General.  An Award granted under the Plan shall not be anticipated, assigned, attached, garnished, optioned, transferred or made subject to any creditor's process, whether voluntarily, involuntarily or by operation of law, except as approved by the Committee. Notwithstanding the foregoing, ISOs and, prior to the Company's initial public offering, NSOs may not be transferable. However, this Article 16 shall not preclude a Participant from designating a beneficiary who will receive any outstanding Awards in the event of the Participant's death, nor shall it preclude a transfer of Awards by will or by the laws of descent and distribution.

    16.2  Trusts.  Neither this Article 16 nor any other provision of the Plan shall preclude a Participant from transferring or assigning Restricted Shares to (a) the trustee of a trust that is revocable by such Participant alone, both at the time of the transfer or assignment and at all times thereafter prior to such Participant's death, or (b) the trustee of any other trust to the extent approved in advance by the Committee in writing. A transfer or assignment of Restricted Shares from such trustee to any person other than such Participant shall be permitted only to the extent approved in advance by the Committee in writing, and Restricted Shares held by such trustee shall be subject to all of the conditions and restrictions set forth in the Plan and in the applicable Stock Award Agreement, as if such trustee were a party to such Agreement.

ARTICLE 17  FUTURE OF THE PLAN.

    17.1  Term of the Plan.  The Plan, as set forth herein, was adopted on December 5, 1996, and became effective December 1, 1996, except that Articles 7, 8 and 9 shall not be effective prior to the date of the Company's initial public offering. The Plan shall remain in effect until it is terminated under Section 17.2, except that no ISOs shall be granted after November 30, 2006.

    17.2  Amendment or Termination.  The Board may, at any time and for any reason, amend or terminate the Plan. An amendment of the Plan shall be subject to the approval of the Company's stockholders only to the extent required by applicable laws, regulations or rules. No Awards shall be granted under the Plan after the termination thereof. The termination of the Plan, or any amendment thereof, shall not affect any Award previously granted under the Plan.

ARTICLE 18  DEFINITIONS.

   18.1  "Award" means any award of an Option, an SAR, a Restricted Share or a Stock Unit under the Plan.

   18.2  "Board" means the Company's Board of Directors, as constituted from time to time.

   18.3  "Change in Control" shall mean the occurrence of any of the following events:

      (a) The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if more than 50% of the combined voting power of the continuing or surviving entity's securities outstanding immediately after such merger, consolidation or other reorganization is owned by persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization;

      (b) A change in the composition of the Board, as a result of which fewer than one-half of the incumbent directors are directors who either:

        (A) Had been directors of the Company 24 months prior to such change; or

        (B) Were elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the directors who had been directors of the Company 24 months prior to such change and who were still in office at the time of the election or nomination; or

      (c) Any "person" (as such term is used in sections 13(d) and 14(d) of the Exchange Act) by the acquisition or aggregation of securities is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities ordinarily (and apart from rights accruing under special circumstances) having the right to vote at elections of directors (the "Base Capital Stock"); except that any change in the relative beneficial ownership of the Company's securities by any person resulting solely from a reduction in the aggregate number of outstanding shares of Base Capital Stock, and any decrease thereafter in such person's ownership of securities, shall be disregarded until such person increases in any manner, directly or indirectly, such person's beneficial ownership of any securities of the Company.

The term "Change in Control" shall not include the Company's initial public offering or a transaction, the sole purpose of which is to change the state of the Company's incorporation.

   18.4  "Code" means the Internal Revenue Code of 1986, as amended.

   18.5  "Committee" means a committee of the Board, as described in Article 2.

   18.6  "Common Share" means one share of the common stock of the Company.

   18.7  "Company" means Biosite Diagnostics Incorporated, a Delaware corporation.

   18.8  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

   18.9  "Exercise Price," in the case of an Option, means the amount for which one Common Share may be purchased upon exercise of such Option, as specified in the applicable Stock Option Agreement. "Exercise Price," in the case of an SAR, means an amount, as specified in the applicable SAR Agreement, which is subtracted from the Fair Market Value of one Common Share in determining the amount payable upon exercise of such SAR.

  18.10  "Fair Market Value" means the market price of Common Shares, determined by the Committee as follows:

      (a) If the Common Shares were traded over-the-counter on the date in question but was not traded on the Nasdaq Stock Market or the Nasdaq National Market, then the Fair Market Value shall be equal to the mean between the last reported representative bid and asked prices quoted for such date by the principal automated inter-dealer quotation system on which the Common Shares are quoted or, if the Common Shares are not quoted on any such system, by the "Pink Sheets" published by the National Quotation Bureau, Inc.;

      (b) If the Common Shares were traded over-the-counter on the date in question and were traded on the Nasdaq Stock Market or the Nasdaq National Market, then the Fair Market Value shall be equal to the last-transaction price quoted for such date by the Nasdaq Stock Market or the Nasdaq National Market;

      (c) If the Common Shares were traded on a stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported by the applicable composite transactions report for such date; and

      (d) If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported in the Western Edition of The Wall Street Journal. Such determination shall be conclusive and binding on all persons.

  18.11  "ISO" means an incentive stock option described in section 422(b) of the Code.

  18.12  "Key Employee" means (a) a common-law employee of the Company, a Parent or a Subsidiary, (b) an Outside Director and (c) a consultant or adviser who provides services to the Company, a Parent or a Subsidiary as an independent contractor. Service as an Outside Director or as an independent contractor shall be considered employment for all purposes of the Plan, except as provided in Sections 4.2 and 4.3.

  18.13  "NSO" means a stock option not described in sections 422 or 423 of the Code.

  18.14  "Option" means an ISO or NSO granted under the Plan and entitling the holder to purchase one Common Share.

  18.15  "Optionee" means an individual or estate who holds an Option or SAR.

  18.16  "Outside Director" shall mean a member of the Board who is not a common-law employee of the Company, a Parent or a Subsidiary.

  18.17  "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

  18.18  "Participant" means an individual or estate who holds an Award.

  18.19  "Plan" means this 1996 Stock Incentive Plan of Biosite Diagnostics Incorporated, as amended from time to time.

  18.20  "Restricted Share" means a Common Share awarded under the Plan.

  18.21  "SAR" means a stock appreciation right granted under the Plan.

  18.22  "SAR Agreement" means the agreement between the Company and an Optionee which contains the terms, conditions and restrictions pertaining to his or her SAR.

  18.23  "Stock Award Agreement" means the agreement between the Company and the recipient of a Restricted Share or Stock Unit which contains the terms, conditions and restrictions pertaining to such Restricted Share or Stock Unit.

  18.24  "Stock Option Agreement" means the agreement between the Company and an Optionee which contains the terms, conditions and restrictions pertaining to his or her Option.

  18.25  "Stock Unit" means a bookkeeping entry representing the equivalent of one Common Share, as awarded under the Plan.

  18.26  "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

ARTICLE 19  EXECUTION.

    To record the adoption of the Plan by the Board, the Company has caused its duly authorized officer to affix the corporate name and seal hereto.

BIOSITE DIAGNOSTICS INCORPORATED
By

EXHIBIT C

BIOSITE DIAGNOSTICS INCORPORATED

AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN

  SECTION 1.  PURPOSE OF THE PLAN.

    The Plan was adopted by the Company's Board of Directors on December 5, 1996. On February 27, 1998, and January 19, 2001 the Plan was amended to increase the number of shares available under the Plan. The purpose of the Plan is to provide Eligible Employees with an opportunity to increase their proprietary interest in the success of the Company by purchasing Stock from the Company on favorable terms and to pay for such purchases through payroll deductions. The Plan is intended to qualify under section 423 of the Internal Revenue Code of 1986, as amended.

  SECTION 2.  ADMINISTRATION OF THE PLAN.

    (a)  The Committee.  The Plan shall be administered by the Committee. The interpretation and construction by the Committee of any provision of the Plan or of any right to purchase Stock granted under the Plan shall be conclusive and binding on all persons.

    (b)  Rules and Forms.  The Committee may adopt such rules and forms under the Plan as it considers appropriate.

  SECTION 3.  ENROLLMENT AND PARTICIPATION.

    (a)  Offering Periods.  While the Plan is in effect, two overlapping Offering Periods shall commence in each calendar year. Except for the first Offering Period, Offering Periods shall consist of the 24-month periods commencing on each January 1 and July 1. The first Offering Period shall commence on the effective date of the Company's initial public offering and end on December 31, 1996.

    (b)  Accumulation Periods.  While the Plan is in effect, two Accumulation Periods shall commence in each calendar year. Except for the first Accumulation Period, Accumulation Periods shall consist of the six-month periods commencing on each January 1 and July 1. The first Accumulation Period shall commence on the effective date of the Company's initial public offering and end on June 30, 1997.

    (c)  Enrollment.  Any individual who, on the day preceding the first day of an Offering Period, qualifies as an Eligible Employee may elect to become a Participant in the Plan for such Offering Period by executing the enrollment form prescribed for this purpose by the Committee. The enrollment form shall be filed with the Company not late than one week prior to the last working day prior to the commencement of such Offering Period.

    (d)  Duration of Participation.  Once enrolled in the Plan, a Participant shall continue to participate until he or she ceases to be an Eligible Employee, withdraws from the Plan or reaches the end of the Accumulation Period in which he or she discontinued contributions. A Participant who discontinued contributions under Section 4(d) or withdrew from the Plan under Section 5(a) may again become a Participant, if he or she then is an Eligible Employee, by following the procedure described in Subsection (c) above.

    (e)  Applicable Offering Period.  For the purposes of calculating the Purchase Price under Section 7(b), the applicable Offering Period shall be determined as follows:

       (i) Once a Participant is enrolled in the Plan for an Offering Period, such Offering Period shall continue to apply to him or her until the earliest of (A) the end of such Offering Period,

  (B) the end of his or her participation under Subsection (d) above or (C) reenrollment in a subsequent Offering Period under Paragraph (ii) below.

      (ii) In the event that the Fair Market Value of Stock on the last trading day before the commencement of the Offering Period in which the Participant is enrolled is higher than on the last trading day before the commencement of any subsequent Offering Period, the Participant shall automatically be re-enrolled for such subsequent Offering Period.

      (iii) When a Participant reaches the end of an Offering Period but his or her participation is to continue, then such Participant shall automatically be re-enrolled for the Offering Period that commences immediately after the end of the prior Offering Period.

  SECTION 4.  EMPLOYEE CONTRIBUTIONS.

    (a)  Frequency of Payroll Deductions.  A Participant may purchase shares of Stock under the Plan solely by means of payroll deductions. Payroll deductions, as designated by the Participant pursuant to Subsection (b) below, shall occur on each payday during participation in the Plan.

    (b)  Amount of Payroll Deductions.  An Eligible Employee shall designate on the enrollment form the portion of his or her Compensation that he or she elects to have withheld for the purchase of Stock. Such portion shall be a whole percentage of the Eligible Employee's Compensation, but not less than 1% percent nor more than 15%.

    (c)  Changing Withholding Rate.  If a Participant wishes to change the rate of payroll withholding, he or she may do so by filing a new enrollment form with the Company not later than one week prior to the last working day prior to the commencement of the Accumulation Period for which such change is to be effective.

    (d)  Discontinuing Payroll Deductions.  If a Participant wishes to discontinue employee contributions entirely, he or she may do so by filing a new enrollment form at any time. Payroll withholding shall cease as soon as reasonably practicable after such form has been received by the Company.

  SECTION 5.  WITHDRAWAL FROM THE PLAN.

    (a)  Withdrawal.  A Participant may elect to withdraw from the Plan by filing the prescribed form with the Company at any time before the last day of an Accumulation Period. As soon as reasonably practicable thereafter, payroll deductions shall cease and the entire amount credited to the Participant's Plan Account shall be refunded to him or her in cash, without interest. No partial withdrawals shall be permitted.

    (b)  Re-Enrollment After Withdrawal.  A former Participant who has withdrawn from the Plan shall not be a Participant until he or she re-enrolls in the Plan under Section 3(b).

  SECTION 6.  CHANGE IN EMPLOYMENT STATUS.

    (a)  Termination of Employment.  Termination of employment as an Eligible Employee for any reason, including death, shall be treated as an automatic withdrawal from the Plan under Section 5(a). (A transfer from one Participating Company to another shall not be treated as a termination of employment.)

    (b)  Death.  In the event of the Participant's death, the amount credited to his or her Plan Account shall be paid to a beneficiary designated by him or her for this purpose on the prescribed form or, if none, to the Participant's estate. Such form shall be valid only if it was filed with the Company before the Participant's death.

  SECTION 7.  PLAN ACCOUNTS AND PURCHASE OF SHARES.

    (a)  Plan Accounts.  The Company shall maintain a Plan Account on its books in the name of each Participant. Whenever an amount is deducted from the Participant's Compensation under the Plan, such amount shall be credited to the Participant's Plan Account. No interest shall be credited to Plan Accounts.

    (b)  Purchase Price.  The Purchase Price for each share of Stock purchased at the close of an Accumulation Period shall be the lower of:

       (i) 85% of the Fair Market Value of such share on the last trading day before the commencement of the applicable Offering Period (as determined under Section 3(e); or

      (ii) 85% of the Fair Market Value of such share on the last trading day in such Accumulation Period.

    (c)  Number of Shares Purchased.  As of the last day of each Accumulation Period, each Participant shall be deemed to have elected to purchase the number of shares of Stock calculated in accordance with this Subsection (c), unless the Participant has previously elected to withdraw from the Plan in accordance with Section 5(a). The amount then in the Participant's Plan Account shall be divided by the Purchase Price, and the number of shares that results shall be purchased from the Company with the funds in the Participant's Plan Account. The foregoing notwithstanding, no Participant shall purchase more than a maximum of 2,500 shares of Stock with respect to any Accumulation Period nor shares of Stock in excess of the amounts set forth in Sections 8 and 12(a). The Committee may determine with respect to all Participants that any fractional share, as calculated under this Subsection (c), shall be rounded down to the next lower whole share.

    (d)  Available Shares Insufficient.  In the event that as of the beginning of an Accumulation Period the Committee determines that the aggregate number of shares that all Participants are projected or are likely to elect during an Accumulation Period exceeds the maximum number of shares remaining available for issuance under Section 12(a), including in connection with an Offering Period beginning prior to the date of the Accumulation Period with insufficient shares, then the Committee may either determine that such shares shall not be made in connection with any previous Offering Period but shall be added to any new increase in the shares available under the Plan in a new Offering Period starting on the date of the Accumulation Period with insufficient shares, or the number of shares to which each Participant is entitled in any Offering Period shall be determined by multiplying the number of Shares available for issuance by a fraction, the numerator of which is the number of shares that such Participant has elected to purchase and the denominator of which is the number of shares that all Participants have elected to purchase. In the event the Committee does not make any determination, the default method for dealing with insufficient shares in an Accumulation Period shall be the fractional method described in the preceding sentence.

    (e)  Issuance of Stock.  Certificates representing the number of shares of Stock purchased by a Participant under the Plan shall be issued to him or her as soon as reasonably practicable after the close of the applicable Accumulation Period, except that the Committee may determine that such shares shall be held for each Participant's benefit by a broker designated by the Committee (unless the Participant has elected that certificates be issued to him or her). Shares may be registered in the name of the Participant or jointly in the name of the Participant and his or her spouse as joint tenants with right of survivorship or as community property.

    (f)  Unused Cash Balances.  An amount remaining in the Participant's Plan Account that represents the Purchase Price for any fractional share shall be carried over in the Participant's Plan Account to the next Accumulation Period. Any amount remaining in the Participant's Plan Account that represents the Purchase Price for whole shares that could not be purchased by reason of

Subsection (c) above, Section 8 or Section 12(a) shall be refunded to the Participant in cash, without interest.

    (g)  Failure of Stockholders to Approve Plan.  In the event stockholders of the Company do not approve this Plan, the Participant's Plan Account shall be repaid to the Participant in cash and no Company shares will be purchased for the Participant under this Plan.

  SECTION 8.  LIMITATIONS ON STOCK OWNERSHIP.

    Any other provision of the Plan notwithstanding, no Participant shall be granted a right to purchase Stock under the Plan if:

    (a) Such Participant, immediately after his or her election to purchase such Stock, would own stock possessing more than 5% of the total combined voting power or value of all classes of stock of the Company or any Parent or Subsidiary of the Company; or

    (b) Under the terms of the Plan, such Participant's rights to purchase stock under this and all other qualified employee stock purchase plans of the Company or any Parent or Subsidiary of the Company would accrue at a rate that exceeds $25,000 of the fair market value of such stock (determined at the time when such right is granted) for each calendar year for which such right or option is outstanding at any time.

    Ownership of stock shall be determined after applying the attribution rules of section 424(d) of the Internal Revenue Code of 1986, as amended. For purposes of this Section 8, each Participant shall be considered to own any stock that he or she has a right or option to purchase under this or any other plan, and each Participant shall be considered to have the right to purchase 2,500 shares of Stock under this Plan with respect to each Accumulation Period.

  SECTION 9.  RIGHTS NOT TRANSFERABLE.

    The rights of any Participant under the Plan, or any Participant's interest in any Stock or moneys to which he or she may be entitled under the Plan, shall not be transferable by voluntary or involuntary assignment or by operation of law, or in any other manner other than by beneficiary designation or the laws of descent and distribution. If a Participant in any manner attempts to transfer, assign or otherwise encumber his or her rights or interest under the Plan, other than by beneficiary designation or the laws of descent and distribution, then such act shall be treated as an election by the Participant to withdraw from the Plan under Section 5(a).

  SECTION 10.  NO RIGHTS AS AN EMPLOYEE.

    Nothing in the Plan shall be construed to give any person the right to remain in the employ of a Participating Company. Each Participating Company reserves the right to terminate the employment of any person at any time, with or without cause.

  SECTION 11.  NO RIGHTS AS A STOCKHOLDER.

    A Participant shall have no rights as a stockholder with respect to any shares that he or she has purchased, or may have a right to purchase, under the Plan until the date of issuance of a stock certificate for such shares.

  SECTION 12.  STOCK OFFERED UNDER THE PLAN.

    (a)  Authorized Shares.  The aggregate number of shares of Stock available for purchase under the Plan shall be 550,000, subject to adjustment pursuant to this Section 12.

    (b)  Anti-Dilution Adjustments.  The aggregate number of shares of Stock offered under the Plan, the 2,500-share limitation described in Section 7(c) and the price of shares that any Participant has elected to purchase shall be adjusted proportionately by the Committee for any increase or decrease in the number of outstanding shares of Stock resulting from a subdivision or consolidation of shares, the payment of a stock dividend, any other increase or decrease in such shares effected without receipt or payment of consideration by the Company, or the distribution of the shares of a Subsidiary to the Company's stockholders.

    (c)  Reorganizations.  In the event of a dissolution or liquidation of the Company, or a merger or consolidation to which the Company is a constituent corporation, the Plan shall terminate unless the plan of merger, consolidation or reorganization provides otherwise, and all amounts that have been withheld but not yet applied to purchase Stock hereunder shall be refunded, without interest. The Plan shall in no event be construed to restrict in any way the Company's right to undertake a dissolution, liquidation, merger, consolidation or other reorganization.

  SECTION 13.  AMENDMENT OR DISCONTINUANCE.

    The Board of Directors shall have the right to amend, suspend or terminate the Plan at any time and without notice. Except as provided in Section 12, any increase in the aggregate number of shares of Stock to be issued under the Plan shall be subject to approval by a vote of the stockholders of the Company. In addition, any other amendment of the Plan shall be subject to approval by a vote of the stockholders of the Company to the extent required by an applicable law or regulation.

  SECTION 14.  DEFINITIONS.

    (a) "Accumulation Period" means a six-month period during which contributions may be made toward the purchase of Stock under the Plan, as determined pursuant to Section 3(b).

    (b) "Board of Directors" means the Board of Directors of the Company, as constituted from time to time.

    (c) "Committee" means a committee of the Board of Directors, consisting of one or more directors appointed by the Board of Directors.

    (d) "Company" means Biosite Diagnostics Incorporated, a Delaware corporation.

    (e) "Compensation" means the total compensation paid in cash to a Participant by a Participating Company, including salaries, wages, overtime pay and commissions, but excluding bonuses, incentive compensation, moving or relocation allowances, car allowances, imputed income attributable to cars or life insurance, taxable fringe benefits and similar items, all as determined by the Committee.

    (f)  "Eligible Employee" means any employee of a Participating Company:

       (i) Whose customary employment is for more than five months per calendar year and for more than 20 hours per week; and

      (ii) Who has been an employee of a Participating Company for not less than one month.

    (g) "Fair Market Value" shall mean the market price of Stock, determined by the Committee as follows:

       (i) If the Stock was traded over-the-counter on the date in question but was not traded on the Nasdaq Stock Market or the Nasdaq National Market, then the Fair Market Value shall be equal to the mean between the last reported representative bid and asked prices quoted for such date by the principal automated inter-dealer quotation system on which Stock is quoted or, if the Stock is not quoted on any such system, by the "Pink Sheets" published by the National Quotation Bureau, Inc.;

      (ii) If the Stock was traded over-the-counter on the date in question and was traded on the Nasdaq Stock Market or the Nasdaq National Market, then the Fair Market Value shall be equal to the last-transaction price quoted for such date by the Nasdaq Stock Market or the Nasdaq National Market;

      (iii) If the Stock was traded on a stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported by the applicable composite transactions report for such date; and

      (iv) If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported in the Western Edition of The Wall Street Journal or as reported directly to the Company by Nasdaq or a comparable exchange. Such determination shall be conclusive and binding on all persons.

    (h) "Offering Period" means a 24-month period with respect to which the right to purchase Stock my be granted under the Plan, as determined pursuant to Section 3(a).

    (i)  "Participant" means an Eligible Employee who elects to participate in the Plan, as provided in Section 3(c).

    (j)  "Participating Company" means the Company and each present or future Subsidiary, except Subsidiaries excluded by the Committee.

    (k) "Plan" means this Biosite Diagnostics Incorporated Employee Stock Purchase, as amended from time to time.

    (l)  "Plan Account" means the account established for each Participant pursuant to Section 6(a).

    (m) "Purchase Price" means the price at which Participants may purchase Stock under the Plan, as determined pursuant to Section 7(b).

    (n) "Stock" means the Common Stock of the Company.

    (o) "Subsidiary" means a corporation, 50% or more of the total combined voting power of all classes of stock of which is owned by the Company or by another Subsidiary.

  SECTION 15.  EXECUTION.

    To record the adoption of the Plan by the Board of Directors, the Company has caused its duly authorized officer to affix the corporate name and seal hereto.

BIOSITE DIAGNOSTICS INCORPORATED
By

BIOSITE DIAGNOSTICS INCORPORATED

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

FOR ANNUAL MEETING ON JUNE 14, 2001

    The undersigned stockholder of Biosite Diagnostics Incorporated (the "Company") acknowledges receipt of Notice of the Annual Meeting of Stockholders and Proxy Statement, each dated May 9, 2001, and the undersigned revokes all prior proxies and appoints Kim D. Blickenstaff and Christopher J. Twomey, or each of them, proxies for the undersigned to vote all shares of Common Stock of the Company which the undersigned would be entitled to vote at the Annual Meeting of Stockholders to be held at the Company's Headquarters, Executive Conference Room, 11030 Roselle Street, San Diego, California, at 9:00 a.m. on June 14, 2001, and any postponement or adjournment thereof, and instructs said proxies to vote as follows.

(Continued, and to be dated and signed on other side)

/x/	Please mark your votes as in this example using dark ink only.

	FOR each of the nominees listed below (except as marked to the contrary below)		WITHHOLD AUTHORITY to vote for the nominees for class I director listed below			FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
1.	ELECTION OF DIRECTORS	/ /	/ /	2.	TO APPROVE THE AMENDMENT OF THE	/ /	/ /	/ /	3.	TO APPROVE THE AMENDMENT OF THE COMPANY'S EMPLOYEE STOCK PURCHASE PLAN:	/ /	/ /	/ /
					COMPANY'S 1996 STOCK INCENTIVE PLAN:
	Nominees: Lonnie M. Smith and Timothy J. Wollaeger (Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)								4.	TO APPROVE THE AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO CHANGE THE COMPANY'S NAME FROM "BIOSITE DIAGNOSTICS INCORPORATED" TO "BIOSITE INCORPORATED":	/ /	/ /	/ /
									5.	TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS THE INDEPENDENT AUDI TORS OF THE COMPANY:	/ /	/ /	/ /
									6.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

									THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE. IF NO SPECIFICATIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE TWO NOMINEES FOR DIRECTOR AND FOR PROPOSALS 2, 3, 4 AND 5.

(Signature of Stockholder)	(Signature of Stockholder)	Date:	, 2001	BIOSITE DIAGNOSTICS INCORPORATED BOARD OF DIRECTORS PROXY Annual Meeting of Stockholders June 14, 2001
Please sign exactly as your name or names appear hereon. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If shares are held jointly, each holder must sign.
Please Mark, Sign, Date and Mail This Proxy Card Promptly, Using the Enclosed Envelope.

QuickLinks

PROPOSAL 1 ELECTION OF DIRECTORS
STOCK OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS
COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS
REPORT TO STOCKHOLDERS ON EXECUTIVE COMPENSATION
AUDIT COMMITTEE REPORT TO STOCKHOLDERS
STOCK PRICE PERFORMANCE GRAPH
CERTAIN RELATIONSHIP AND RELATED TRANSACTIONS
PROPOSAL 2 APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE BIOSITE DIAGNOSTICS INCORPORATED STOCK INCENTIVE PLAN
PROPOSAL 3 APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE BIOSITE DIAGNOSTICS INCORPORATED EMPLOYEE STOCK PURCHASE PLAN
PROPOSAL 4 APPROVAL OF NAME CHANGE
PROPOSAL 5 RATIFICATION OF INDEPENDENT AUDITORS
STOCKHOLDER PROPOSALS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
OTHER MATTERS
EXHIBIT A
AUDIT COMMITTEE CHARTER
EXHIBIT B
AMENDED AND RESTATED STOCK INCENTIVE PLAN
EXHIBIT C
AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN